Exhibit (17)(c)(ii)

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California • Massachusetts • New York • Ohio • Rhode Island

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current prospectus or summary prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the prospectus or summary prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report March 31, 2011

Eaton Vance
Municipal Income Funds

Table of Contents
Performance and Fund Profiles
California	2
Massachusetts	3
New York	4
Ohio	5
Rhode Island	6

Endnotes and Additional Disclosures	7
Fund Expenses	8
Financial Statements	11
Officers and Trustees	70
Important Notices	71

Eaton Vance California Municipal Income Fund March 31, 2011

Performance[1] Portfolio Manager Cynthia J. Clemson

	Class A		Class B	Class C	Class I
Symbol	EACAX		EVCAX	ECCAX	EICAX
Inception Dates	5/27/94		12/19/85	8/31/04	3/3/08

% Average Annual Total Returns at net asset value (NAV)
Six Months	-8.79		-9.16	-9.16	-8.66
One Year	-2.96		-3.62	-3.72	-2.70
Five Years	0.83		0.09	0.09	N.A.
10 Years	3.08		2.49	N.A.	N.A.
Since Inception	4.58		4.70	1.23	2.86

% SEC Average Annual Total Returns with maximum sales charge
Six Months	-13.13		-13.61	-10.05	-8.66
One Year	-7.57		-8.24	-4.65	-2.70
Five Years	-0.15		-0.23	0.09	N.A.
10 Years	2.57		2.49	N.A.	N.A.
Since Inception	4.27		4.70	1.23	2.86
% Maximum Sales Charge	4.75		5.00	1.00	N.A.

% Total Annual Operating
Expense Ratios[2]	Class A		Class B	Class C	Class I
		1.00	1.75	1.75	0.75

% Distribution Rates/Yields	Class A		Class B	Class C	Class I
Distribution Rate[3]		5.03	4.27	4.28	5.28
Taxable-Equivalent Distribution Rate[3,4]		8.65	7.34	7.36	9.08
SEC 30-day Yield[5]		4.75	4.23	4.24	5.24
Taxable-Equivalent SEC 30-day Yield[4,5]		8.17	7.28	7.29	9.01

% RIB Leverage[6]				12.01

Comparative Performance 9/30/10 - 3/31/11[7]				% Return
Barclays Capital Municipal Bond Index				-3.68*
Barclays Capital 20 Year Municipal Bond Index				-5.46*
Lipper California Municipal Debt Funds Classification				-6.44*

* Source: Lipper.

The rating distribution bar chart includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/11 is as follows (in %):8

AAA	19.2	BBB	6.2
AA	33.8	BB	0.9
A	29.5	Not Rated	10.4

See Endnotes and Additional Disclosures on page 7.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Massachusetts Municipal Income Fund March 31, 2011

Performance[1] Portfolio Manager Craig R. Brandon, CFA

	Class A	Class C	Class I
Symbol	ETMAX	ECMMX	EIMAX
Inception Dates	12/7/93	5/2/06	6/17/93

% Average Annual Total Returns at NAV
Six Months	-7.32	-7.77	-7.34
One Year	-1.48	-2.22	-1.41
Five Years	1.01	N.A.	1.18
10 Years	3.21	N.A.	3.42
Since Inception	3.87	0.32	4.27

% SEC Average Annual Total Returns with maximum sales charge
Six Months	-11.70	-8.67	-7.34
One Year	-6.20	-3.16	-1.41
Five Years	0.03	N.A.	1.18
10 Years	2.71	N.A.	3.42
Since Inception	3.58	0.32	4.27
% Maximum Sales Charge	4.75	1.00	N.A.

% Total Annual Operating
Expense Ratios[2]	Class A	Class C	Class I
	0.91	1.65	0.70

% Distribution Rates/Yields	Class A	Class C	Class I
Distribution Rate[3]	5.04	4.29	5.25
Taxable-Equivalent Distribution Rate[3,4]	8.19	6.97	8.53
SEC 30-day Yield[5]	4.77	4.26	5.22
Taxable-Equivalent SEC 30-day Yield[4,5]	7.75	6.92	8.48

% RIB Leverage[6]		8.92

Comparative Performance 9/30/10 - 3/31/11[7]		% Return
Barclays Capital Municipal Bond Index		-3.68*
Barclays Capital 20 Year Municipal Bond Index		-5.46*
Lipper Massachusetts Municipal Debt Funds Classification		-5.60*

* Source: Lipper.

The rating distribution bar chart includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/11 is as follows (in %):8

AAA	20.3	BBB	8.2
AA	34.7	BB	1.6
A	30.4	Not Rated	4.8

See Endnotes and Additional Disclosures on page 7.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance New York Municipal Income Fund March 31, 2011

Performance[1] Portfolio Manager Craig R. Brandon, CFA

Class A	Class B	Class C	Class I
Symbol	ETNYX	EVNYX	ECNYX	EINYX
Inception Dates	4/15/94	8/30/90	9/30/03	3/3/08

% Average Annual Total Returns at NAV
Six Months	-6.79	-7.13	-7.14	-6.60
One Year	-1.89	-2.61	-2.62	-1.70
Five Years	1.44	0.66	0.68	N.A.
10 Years	3.41	2.73	N.A.	N.A.
Since Inception	4.77	4.88	1.44	3.67

% SEC Average Annual Total Returns with maximum sales charge
Six Months	-11.23	-11.67	-8.05	-6.60
One Year	-6.50	-7.28	-3.55	-1.70
Five Years	0.45	0.33	0.68	N.A.
10 Years	2.91	2.73	N.A.	N.A.
Since Inception	4.47	4.88	1.44	3.67
% Maximum Sales Charge	4.75	5.00	1.00	N.A.

% Total Annual Operating
Expense Ratios[2]	Class A	Class B	Class C	Class I
0.88	1.63	1.63	0.68

% Distribution Rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate[3]	5.14	4.39	4.39	5.34
Taxable-Equivalent Distribution Rate[3,4]	8.69	7.42	7.42	9.02
SEC 30-day Yield[5]	4.98	4.47	4.47	5.43
Taxable-Equivalent SEC 30-day Yield[4,5]	8.42	7.55	7.55	9.18

% RIB Leverage[6]	11.84

Comparative Performance 9/30/10 - 3/31/11[7]	% Return
Barclays Capital Municipal Bond Index	-3.68*
Barclays Capital 20 Year Municipal Bond Index	-5.46*
Lipper New York Municipal Debt Funds Classification	-5.34*

* Source: Lipper.

The rating distribution bar chart includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/11 is as follows (in %):8

AAA	9.4	BB	1.4
AA	46.1	CC	0.4
A	24.9	Not Rated	6.9
BBB	10.9

See Endnotes and Additional Disclosures on page 7.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Ohio Municipal Income Fund March 31, 2011

Performance[1]

Portfolio Manager William H. Ahern, Jr., CFA

	Class A	Class C	Class I
Symbol	ETOHX	ECOHX	EIOHX
Inception Dates	12/7/93	2/3/06	8/3/10

% Average Annual Total Returns at NAV
Six Months	-7.48	-7.93	-7.49
One Year	-2.99	-3.83	N.A.
Five Years	2.02	1.26	N.A.
10 Years	3.82	N.A.	N.A.
Since Inception	4.07	1.31	-4.89

% SEC Average Annual Total Returns with maximum sales charge
Six Months	-11.91	-8.84	-7.49
One Year	-7.56	-4.76	N.A.
Five Years	1.04	1.26	N.A.
10 Years	3.32	N.A.	N.A.
Since Inception	3.77	1.31	-4.89
% Maximum Sales Charge	4.75	1.00	N.A.

% Total Annual Operating
Expense Ratios[2]	Class A	Class C	Class I
	0.78	1.53	0.59

% Distribution Rates/Yields	Class A	Class C	Class I
Distribution Rate[3]	4.60	3.84	4.75
Taxable-Equivalent Distribution Rate[3,4]	7.55	6.30	7.79
SEC 30-day Yield[5]	4.42	3.89	4.85
Taxable-Equivalent SEC 30-day Yield[4,5]	7.25	6.38	7.96

% RIB Leverage[6]		6.71

Comparative Performance 9/30/10 - 3/31/11[7]		% Return
Barclays Capital Municipal Bond Index		-3.68*
Barclays Capital 20 Year Municipal Bond Index		-5.46*
Lipper Ohio Municipal Debt Funds Classification		-4.71*

* Source: Lipper.

The rating distribution bar chart includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/11 is as follows (in %):8

AAA	17.1	BBB	8.5
AA	49.8	B	1.2
A	17.6	Not Rated	5.8

See Endnotes and Additional Disclosures on page 7.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Rhode Island Municipal Income Fund March 31, 2011

Performance[1]

Portfolio Manager Cynthia J. Clemson

	Class A		Class B	Class C	Class I
Symbol	ETRIX		EVRIX	ECRIX	EIRIX
Inception Dates	12/7/93		6/11/93	3/20/06	8/3/10

% Average Annual Total Returns at NAV
Six Months	-6.17		-6.44	-6.44	-5.90
One Year	-1.41		-2.01	-2.11	N.A.
Five Years	1.22		0.49	0.49	N.A.
10 Years	3.19		2.44	N.A.	N.A.
Since Inception	3.76		3.35	0.41	-3.51

% SEC Average Annual Total Returns with maximum sales charge
Six Months	-10.60		-11.02	-7.35	-5.90
One Year	-6.09		-6.73	-3.06	N.A.
Five Years	0.24		0.16	0.49	N.A.
10 Years	2.69		2.44	N.A.	N.A.
Since Inception	3.46		3.35	0.41	-3.51
% Maximum Sales Charge	4.75		5.00	1.00	N.A.

% Total Annual Operating
Expense Ratios[2]	Class A		Class B	Class C	Class I
		0.76	1.52	1.52	0.57

% Distribution Rates/Yields	Class A		Class B	Class C	Class I
Distribution Rate[3]		5.05	4.29	4.30	5.08
Taxable-Equivalent Distribution Rate[3,4]		8.26	7.02	7.04	8.31
SEC 30-day Yield[5]		4.57	4.04	4.04	5.01
Taxable-Equivalent SEC 30-day Yield[4,5]		7.48	6.61	6.61	8.20

% RIB Leverage[6]				4.22

Comparative Performance 9/30/10 - 3/31/11[7]				% Return
Barclays Capital Municipal Bond Index				-3.68*
Barclays Capital 20 Year Municipal Bond Index				-5.46*
Lipper Other States Municipal Debt Funds Classification				-4.53*

* Source: Lipper.

The rating distribution bar chart includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1 to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution as of 3/31/11 is as follows (in %):8

AAA	6.1	BBB	15.9
AA	46.6	BB	1.2
A	27.8	Not Rated	2.4

See Endnotes and Additional Disclosures on page 7.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Municipal Income Funds March 31, 2011

Endnotes and Additional Disclosures

1. Six-month returns are cumulative. All other returns are presented on an average annual basis. Total Returns are shown at NAV and do not include applicable sales charges. If sales charges were deducted, the returns would be lower. SEC Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Total Returns for Class B reflect the applicable contingent deferred sales charges (CDSC) based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. Performance reflects the effects of leverage.

2. Source: Prospectus dated 2/1/11, as supplemented or revised. Expense Ratio includes interest expense (as noted below for indicated Funds) relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with residual interest bond transactions by the Fund. The Fund also records offsetting interest income in an amount equal to this expense relating to the municipal obligations underlying such transactions and, as a result, NAV and performance have not been affected by this expense. Interest expense ratios for the Funds were as follows:

California	0.10%
Massachusetts	0.10%
New York	0.09%
Ohio	0.02%
Rhode Island	0.02%

3. Distribution rate is the last regular distribution per share in the period (annualized) divided by the Fund NAV at the end of the period.

4. Taxable-equivalent figure assumes maximum combined federal and state income tax rates. Lower income tax rates would result in lower tax-equivalent figures. The maximum combined income tax rates were as follows as of 3/31/11:

California	41.86%
Massachusetts	38.45%
New York	40.83%
Ohio	39.06%
Rhode Island	38.89%

5. Fund SEC 30-day yields are calculated by dividing net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

6. The Fund employs leverage through the use of residual interest bond (RIB) financing. Leverage provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV). See “Floating Rate Notes Issued in Conjunction with Securities Held” in Note 1 to the financial statements for more information on RIB investments. RIB leverage represents the amount of Floating Rate Notes outstanding as of 3/31/11 as a percentage of Fund net assets plus Floating Rate Notes. Floating Rate Notes reflect the effect of RIBs purchased in secondary market transactions, if applicable.

7. It is not possible to invest directly in an Index or a Lipper Classification. Total returns shown for an Index do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. The Barclays Capital 20 Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities ranging from 17-22 years. The Lipper total return is the average total return, at NAV, of funds that are in the Fund’s Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. Index and Lipper returns are available as of month end only.

8. Rating Distribution is determined by dividing the total market value of Fund issues by its total investments. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Eaton Vance Municipal Income Funds March 31, 2011

Fund Expenses

Example: As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2010 –March 31, 2011).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance California Municipal Income Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(10/1/10)	(3/31/11)	(10/1/10 – 3/31/11)	Ratio

Actual
Class A	$1,000.00	$ 912.10	$4.77	1.00%
Class B	$1,000.00	$ 908.40	$8.37	1.76%
Class C	$1,000.00	$ 908.40	$8.37	1.76%
Class I	$1,000.00	$ 913.40	$3.58	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.04	1.00%
Class B	$1,000.00	$1,016.20	$8.85	1.76%
Class C	$1,000.00	$1,016.20	$8.85	1.76%
Class I	$1,000.00	$1,021.20	$3.78	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

Eaton Vance Municipal Income Funds March 31, 2011

Fund Expenses — continued

Eaton Vance Massachusetts Municipal Income Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(10/1/10)	(3/31/11)	(10/1/10 – 3/31/11)	Ratio

Actual
Class A	$1,000.00	$ 926.80	$4.23	0.88%
Class C	$1,000.00	$ 922.30	$7.81	1.63%
Class I	$1,000.00	$ 926.60	$3.27	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.43	0.88%
Class C	$1,000.00	$1,016.80	$8.20	1.63%
Class I	$1,000.00	$1,021.50	$3.43	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

Eaton Vance New York Municipal Income Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(10/1/10)	(3/31/11)	(10/1/10 – 3/31/11)	Ratio

Actual
Class A	$1,000.00	$ 932.10	$4.29	0.89%
Class B	$1,000.00	$ 928.70	$7.89	1.64%
Class C	$1,000.00	$ 928.60	$7.93	1.65%
Class I	$1,000.00	$ 934.00	$3.33	0.69%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.50	$4.48	0.89%
Class B	$1,000.00	$1,016.80	$8.25	1.64%
Class C	$1,000.00	$1,016.70	$8.30	1.65%
Class I	$1,000.00	$1,021.50	$3.48	0.69%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

Eaton Vance Municipal Income Funds March 31, 2011

Fund Expenses — continued

Eaton Vance Ohio Municipal Income Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(10/1/10)	(3/31/11)	(10/1/10 – 3/31/11)	Ratio

Actual
Class A	$1,000.00	$ 925.20	$3.84	0.80%
Class C	$1,000.00	$ 920.70	$7.42	1.55%
Class I	$1,000.00	$ 925.10	$2.93	0.61%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.90	$4.03	0.80%
Class C	$1,000.00	$1,017.20	$7.80	1.55%
Class I	$1,000.00	$1,021.90	$3.07	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

Eaton Vance Rhode Island Municipal Income Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
	(10/1/10)	(3/31/11)	(10/1/10 – 3/31/11)	Ratio

Actual
Class A	$1,000.00	$ 938.30	$3.58	0.74%
Class B	$1,000.00	$ 935.60	$7.24	1.50%
Class C	$1,000.00	$ 935.60	$7.19	1.49%
Class I	$1,000.00	$ 941.00	$2.66	0.55%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.20	$3.73	0.74%
Class B	$1,000.00	$1,017.50	$7.54	1.50%
Class C	$1,000.00	$1,017.50	$7.49	1.49%
Class I	$1,000.00	$1,022.20	$2.77	0.55%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2010.

Eaton Vance California Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited)

Tax-Exempt Investments — 110.6%

Principal Amount
Security	(000’s omitted)	Value

Education — 9.7%
California Educational Facilities Authority, (Claremont
McKenna College), 5.00%, 1/1/38	$ 2,500	$ 2,374,375
California Educational Facilities Authority, (Loyola
Marymount University), 5.00%, 10/1/30	2,895	2,764,812
California Educational Facilities Authority,
(Lutheran University), 5.00%, 10/1/29	3,500	3,087,140
California Educational Facilities Authority,
(Pomona College), 5.00%, 7/1/45(1)	765	736,450
California Educational Facilities Authority,
(Santa Clara University), 5.00%, 2/1/40	3,195	3,033,588
California Educational Facilities Authority,
(Santa Clara University), 5.25%, 9/1/26	2,500	2,645,275
California Educational Facilities Authority,
(University of Southern California), 5.25%, 10/1/39	1,810	1,828,426
		$ 16,470,066

Electric Utilities — 4.5%
Chula Vista, (San Diego Gas and Electric),
5.875%, 2/15/34	$ 895	$ 922,700
Chula Vista, (San Diego Gas and Electric), (AMT),
5.00%, 12/1/27	2,725	2,645,321
Southern California Public Power Authority, (Tieton
Hydropower), 5.00%, 7/1/35	2,000	1,900,160
Vernon, Electric System Revenue, 5.125%, 8/1/21	2,170	2,183,454
		$ 7,651,635

Escrowed / Prerefunded — 1.8%
San Joaquin Hills Transportation Corridor Agency, Toll
Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	$ 5,765	$ 3,042,652
		$ 3,042,652

General Obligations — 13.9%
California, 5.50%, 11/1/35	$ 2,500	$ 2,426,150
California, 6.00%, 4/1/38	1,000	1,023,250
Palo Alto, (Election of 2008), 5.00%, 8/1/40	5,200	5,179,824
San Francisco Bay Area Rapid Transit District,
(Election of 2004), 4.75%, 8/1/37(2)	9,990	9,632,957
Santa Clara County, (Election of 2008),
5.00%, 8/1/39(1)(2)	5,400	5,315,166
		$ 23,577,347

Hospital — 15.6%
California Health Facilities Financing Authority,
(Catholic Healthcare West), 5.625%, 7/1/32	$ 1,465	$ 1,425,049

Principal Amount
Security	(000’s omitted)	Value

Hospital (continued)
California Health Facilities Financing Authority,
(Catholic Healthcare West), 6.00%, 7/1/29	$ 1,855	$ 1,886,145
California Health Facilities Financing Authority,
(Cedars-Sinai Medical Center), 5.00%, 8/15/34	4,000	3,564,880
California Health Facilities Financing Authority, (Sutter
Health), 5.875%, 8/15/31	3,000	3,007,260
California Statewide Communities Development
Authority, (Cottage Health System), 5.00%, 11/1/40	1,730	1,454,152
California Statewide Communities Development
Authority, (John Muir Health), 5.00%, 8/15/34	2,000	1,741,200
California Statewide Communities Development
Authority, (John Muir Health), 5.00%, 8/15/36	2,000	1,713,140
California Statewide Communities Development
Authority, (Kaiser Permanente), 5.00%, 4/1/19	3,000	3,184,260
California Statewide Communities Development
Authority, (Sonoma County Indian Health),
6.40%, 9/1/29	1,500	1,417,890
San Benito Health Care District, 5.40%, 10/1/20	2,345	2,089,161
Torrance Hospital, (Torrance Memorial Medical Center),
5.50%, 6/1/31	1,000	939,650
Washington Township Health Care District,
5.00%, 7/1/37	3,750	3,041,662
Washington Township Health Care District,
5.25%, 7/1/30	1,000	875,650
		$ 26,340,099

Housing — 0.9%
Commerce, (Hermitage III Senior Apartments),
6.50%, 12/1/29	$ 1,306	$ 1,191,763
Commerce, (Hermitage III Senior Apartments),
6.85%, 12/1/29	400	358,828
		$ 1,550,591

Industrial Development Revenue — 1.1%
California Pollution Control Financing Authority, (Waste
Management, Inc.), (AMT), 5.125%, 11/1/23	$ 265	$ 263,410
California Pollution Control Financing Authority, (Waste
Management, Inc.), (AMT), 5.40%, 4/1/25	1,700	1,652,706
		$ 1,916,116

Insured – Education — 1.0%
California Educational Facilities Authority, (Loyola
Marymount University), (NPFG), 0.00%, 10/1/20	$ 2,000	$ 1,149,760
California Educational Facilities Authority, (Loyola
Marymount University), (NPFG), 0.00%, 10/1/28	2,000	597,920
		$ 1,747,680

See Notes to Financial Statements.

Eaton Vance California Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

Principal Amount
Security	(000’s omitted)	Value

Insured – Electric Utilities — 3.9%
California Pollution Control Financing Authority, (Pacific
Gas and Electric), (NPFG), (AMT), 5.35%, 12/1/16	$ 4,775	$ 4,880,957
Puerto Rico Electric Power Authority, (FGIC), (NPFG),
5.25%, 7/1/34	2,000	1,765,220
		$ 6,646,177

Insured – Escrowed / Prerefunded — 9.1%
California Infrastructure and Economic Development
Bank, (Bay Area Toll Bridges), (AMBAC),
Prerefunded to 1/1/28, 5.00%, 7/1/33(3)	$ 2,500	$ 2,837,400
California Infrastructure and Economic Development
Bank, (Bay Area Toll Bridges), (FGIC), Prerefunded
to 1/1/28, 5.00%, 7/1/29	5,000	5,674,800
Foothill/Eastern Corridor Agency, Toll Road Bonds,
(AGM), (RADIAN), Escrowed to Maturity,
0.00%, 1/1/28	15,000	6,900,150
		$ 15,412,350

Insured – General Obligations — 3.5%
Los Angeles Unified School District, (Election of 2005),
(AGM), 4.75%, 7/1/32(2)	$ 6,500	$ 5,911,880
		$ 5,911,880

Insured – Hospital — 2.9%
California Statewide Communities Development
Authority, (Sutter Health), (AGM), 5.75%, 8/15/27(2)	$ 4,950	$ 4,951,636
		$ 4,951,636

Insured – Lease Revenue / Certificates of Participation — 2.5%
Anaheim Public Financing Authority, (Public
Improvements), (AGM), 0.00%, 9/1/30	$ 9,530	$ 2,342,093
Los Angeles County, (Disney Parking), (AMBAC),
0.00%, 9/1/17	2,400	1,797,072
		$ 4,139,165

Insured – Special Tax Revenue — 2.0%
Ceres Redevelopment Agency, (Ceres Redevelopment
Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$ 1,485	$ 1,018,903
San Francisco Bay Area Rapid Transportation District,
Sales Tax Revenue, (AGM), 4.25%, 7/1/36	2,700	2,318,085
		$ 3,336,988

	Principal Amount
Security	(000’s omitted)	Value

Insured – Transportation — 3.7%
Alameda Corridor Transportation Authority, (NPFG),
0.00%, 10/1/33	$ 8,570	$ 1,477,725
San Joaquin Hills Transportation Corridor Agency, Toll
Road Bonds, (NPFG), 0.00%, 1/15/24	1,800	591,066
San Jose Airport, (AGM), (AMBAC), (BHAC), (AMT),
5.00%, 3/1/37	2,125	1,866,196
San Jose Airport, (AGM), (AMBAC), (BHAC), (AMT),
6.00%, 3/1/47	2,230	2,237,783
		$ 6,172,770

Insured – Water and Sewer — 3.7%
Clovis Public Financing Authority, (AMBAC),
4.50%, 8/1/38	$ 6,275	$ 5,010,399
Los Angeles Department of Water and Power, (NPFG),
3.00%, 7/1/30	1,735	1,278,435
		$ 6,288,834

Lease Revenue / Certificates of Participation — 5.0%
Los Angeles County, (Disney Parking), 0.00%, 3/1/17	$ 1,750	$ 1,341,865
Los Angeles County, (Disney Parking), 0.00%, 3/1/20	3,075	1,866,986
Pasadena Parking Facility, 6.25%, 1/1/18	4,545	5,205,389
		$ 8,414,240

Other Revenue — 1.4%
California Infrastructure and Economic Development
Bank, (Performing Arts Center of Los Angeles),
5.00%, 12/1/37	$ 920	$ 785,827
Golden State Tobacco Securitization Corp., 5.30%,
(0.00% until 12/1/12), 6/1/37	1,655	947,322
Golden State Tobacco Securitization Corp.,
5.75%, 6/1/47	1,060	707,974
		$ 2,441,123

Senior Living / Life Care — 1.2%
California Statewide Communities Development
Authority, (Senior Living – Presbyterian Homes),
4.75%, 11/15/26	$ 250	$ 213,168
California Statewide Communities Development
Authority, (Senior Living – Presbyterian Homes),
4.875%, 11/15/36	1,000	784,990
California Statewide Communities Development
Authority, (Senior Living – Presbyterian Homes),
7.25%, 11/15/41	1,000	1,042,110
		$ 2,040,268

See Notes to Financial Statements.

Eaton Vance California Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

Principal Amount
Security	(000’s omitted)	Value

Special Tax Revenue — 10.9%
Bonita Canyon Public Financing Authority,
5.375%, 9/1/28	$ 2,000	$ 1,841,620
Brentwood Infrastructure Financing Authority,
5.00%, 9/2/26	415	323,638
Brentwood Infrastructure Financing Authority,
5.00%, 9/2/34	665	462,221
Corona Public Financing Authority, 5.80%, 9/1/20	1,755	1,733,642
Fairfield Improvement Bond Act of 1915, (North
Cordelia District), 7.375%, 9/2/18	765	792,456
Lincoln Public Financing Authority, Improvement Bond
Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	1,735	1,716,991
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	15,995	692,903
Puerto Rico Sales Tax Financing Corp.,
5.25%, 8/1/57(1)(2)	4,380	4,088,949
San Francisco Bay Area Rapid Transit District, Sales
Tax Revenue, 5.00%, 7/1/28	1,000	1,037,810
Santa Margarita Water District, 6.20%, 9/1/20	1,400	1,403,892
Santaluz Community Facilities District No. 2,
6.20%, 9/1/30	985	979,445
Temecula Unified School District, 5.00%, 9/1/27	350	301,276
Temecula Unified School District, 5.00%, 9/1/37	535	413,796
Torrance Redevelopment Agency, 5.625%, 9/1/28	1,000	828,150
Tustin Community Facilities District, 6.00%, 9/1/37	1,000	893,440
Whittier Public Financing Authority, (Greenleaf Avenue
Redevelopment), 5.50%, 11/1/23	900	849,213
		$ 18,359,442

Transportation — 5.8%
Bay Area Toll Authority, Toll Bridge Revenue,
(San Francisco Bay Area), 5.25%, 4/1/29	$ 4,005	$ 4,135,643
Los Angeles Department of Airports, (Los Angeles
International Airport), 5.00%, 5/15/35(1)(2)	3,080	2,902,900
Los Angeles Department of Airports, (Los Angeles
International Airport), (AMT), 5.375%, 5/15/30	2,750	2,730,338
		$ 9,768,881

Water and Sewer — 6.5%
California Department of Water Resources,
5.00%, 5/1/21	$ 1,445	$ 1,557,522
California Department of Water Resources,
5.00%, 12/1/29	3,180	3,293,049
East Bay Municipal Utility District, 5.00%, 6/1/30	2,000	2,046,380
Metropolitan Water District of Southern California,
5.00%, 7/1/29	2,500	2,575,625

Principal Amount
Security	(000’s omitted)	Value
Water and Sewer (continued)
Metropolitan Water District of Southern California,
(Waterworks Revenue Authorization), 4.75%, 7/1/36	$ 1,620	$ 1,558,780
		$ 11,031,356

Total Tax-Exempt Investments — 110.6%
(identified cost $194,366,243)		$187,211,296

Other Assets, Less Liabilities — (10.6)%		$ (17,869,088)

Net Assets — 100.0%		$169,342,208

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGM	-	Assured Guaranty Municipal Corp.
AMBAC	-	AMBAC Financial Group, Inc.
AMT	-	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC	-	Berkshire Hathaway Assurance Corp.
FGIC	-	Financial Guaranty Insurance Company
NPFG	-	National Public Finance Guaranty Corp.
RADIAN	-	Radian Group, Inc.

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2011, 29.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 14.2% of total investments.

(1)	Security (or a portion thereof) has been pledged as collateral for open swap contracts or inverse floating rate security transactions. The aggregate value of such collateral is $3,037,460.
(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(3)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance Massachusetts Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited)

Tax-Exempt Investments — 108.1%

	Principal Amount
Security	(000’s omitted)	Value

Education — 22.0%
Massachusetts Development Finance Agency,
(Boston University), 5.45%, 5/15/59	$ 3,420	$ 3,232,858
Massachusetts Development Finance Agency,
(Boston University), 6.00%, 5/15/59	3,930	4,065,742
Massachusetts Development Finance Agency,
(Milton Academy), 5.00%, 9/1/35	1,100	1,080,926
Massachusetts Development Finance Agency, (New
England Conservatory of Music), 5.25%, 7/1/38	3,540	3,121,041
Massachusetts Health and Educational Facilities
Authority, (Berklee College), 5.00%, 10/1/37	5,800	5,561,736
Massachusetts Health and Educational Facilities
Authority, (Boston College), 5.50%, 6/1/27	4,000	4,552,360
Massachusetts Health and Educational Facilities
Authority, (Harvard University), 5.00%, 10/1/38(1)	6,000	6,088,080
Massachusetts Health and Educational Facilities
Authority, (Massachusetts Institute of Technology),
5.50%, 7/1/32(2)	8,000	9,104,400
Massachusetts Health and Educational Facilities
Authority, (Tufts University), 5.375%, 8/15/38	5,000	5,109,500
		$ 41,916,643

Electric Utilities — 3.2%
Massachusetts Development Finance Agency,
(Dominion Energy Brayton Point), (AMT),
5.00%, 2/1/36	$ 6,715	$ 6,085,804
		$ 6,085,804

Escrowed / Prerefunded — 2.4%
Massachusetts Turnpike Authority, Escrowed to
Maturity, 5.00%, 1/1/20	$ 1,500	$ 1,739,940
Massachusetts Water Resources Authority, Escrowed
to Maturity, 5.25%, 12/1/15	2,540	2,818,816
		$ 4,558,756

General Obligations — 4.8%
Newton, 5.00%, 4/1/36	$ 4,500	$ 4,587,660
Wayland, 5.00%, 2/1/33	1,790	1,869,780
Wayland, 5.00%, 2/1/36	2,680	2,756,380
		$ 9,213,820

Hospital — 14.6%
Massachusetts Development Finance Agency,
(Tufts Medical Center), 7.25%, 1/1/32	$ 1,900	$ 1,995,855

	Principal Amount
Security	(000’s omitted)	Value

Hospital (continued)
Massachusetts Health and Educational Facilities
Authority, (Baystate Medical Center, Inc.),
5.75%, 7/1/36	$ 2,000	$ 2,003,700
Massachusetts Health and Educational Facilities
Authority, (Berkshire Health System),
6.25%, 10/1/31	1,000	978,540
Massachusetts Health and Educational Facilities
Authority, (Children’s Hospital), 5.50%, 12/1/39	1,000	1,001,970
Massachusetts Health and Educational Facilities
Authority, (Dana-Farber Cancer Institute),
5.00%, 12/1/37	4,545	4,163,447
Massachusetts Health and Educational Facilities
Authority, (Healthcare System-Covenant Health),
6.00%, 7/1/22	2,055	2,083,935
Massachusetts Health and Educational Facilities
Authority, (Jordan Hospital), 6.75%, 10/1/33	3,320	3,032,953
Massachusetts Health and Educational Facilities
Authority, (Lowell General Hospital),
5.125%, 7/1/35	1,645	1,409,831
Massachusetts Health and Educational Facilities
Authority, (Partners Healthcare System),
5.00%, 7/1/32(1)	6,800	6,417,092
Massachusetts Health and Educational Facilities
Authority, (Southcoast Health System),
5.00%, 7/1/39	4,305	3,737,902
Massachusetts Health and Educational Facilities
Authority, (Winchester Hospital), 5.25%, 7/1/38	1,200	1,056,540
		$ 27,881,765

Housing — 7.9%

Massachusetts Housing Finance Agency, (AMT),
4.85%, 6/1/40	$ 5,000	$ 4,375,050
Massachusetts Housing Finance Agency, (AMT),
5.10%, 12/1/37	3,960	3,646,130
Massachusetts Housing Finance Agency, (AMT),
5.20%, 12/1/37	3,875	3,546,400
Massachusetts Housing Finance Agency, (AMT),
5.30%, 12/1/37	3,750	3,482,400
		$ 15,049,980

Industrial Development Revenue — 3.4%

Massachusetts Industrial Finance Agency, (American
Hingham Water Co.), (AMT), 6.60%, 12/1/15	$ 2,155	$ 2,158,276
Virgin Islands Public Finance Authority, (HOVENSA
LLC), (AMT), 4.70%, 7/1/22	5,170	4,325,325
		$ 6,483,601

See Notes to Financial Statements.

Eaton Vance Massachusetts Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

	Principal Amount
Security	(000’s omitted)	Value

Insured – Education — 6.4%
Massachusetts College Building Authority, (XLCA),
5.50%, 5/1/28	$ 1,000	$ 1,094,930
Massachusetts College Building Authority, (XLCA),
5.50%, 5/1/33	5,000	5,285,500
Massachusetts Development Finance Agency, (College
of the Holy Cross), (AMBAC), 5.25%, 9/1/32(1)	5,460	5,707,775
		$ 12,088,205

Insured – Escrowed / Prerefunded — 0.1%
Massachusetts Turnpike Authority, (NPFG), Escrowed
to Maturity, 5.00%, 1/1/20	$ 200	$ 231,992
		$ 231,992

Insured – Hospital — 0.7%
Massachusetts Health and Educational Facilities
Authority, (Cape Cod Healthcare), (AGC),
5.00%, 11/15/25	$ 1,395	$ 1,349,397
		$ 1,349,397

Insured – Other Revenue — 2.0%
Massachusetts Development Finance Agency, (WGBH
Educational Foundation), (AMBAC), 5.75%, 1/1/42	$ 4,000	$ 3,787,680
		$ 3,787,680

Insured – Special Tax Revenue — 6.2%
Martha’s Vineyard Land Bank, (AMBAC),
5.00%, 5/1/32	$ 1,770	$ 1,718,298
Massachusetts, Special Obligation, Dedicated Tax
Revenue, (FGIC), (NPFG), 5.50%, 1/1/30	4,955	5,152,407
Massachusetts School Building Authority, Dedicated
Sales Tax Revenue, (AMBAC), 5.00%, 8/15/37(1)	5,000	4,931,200
		$ 11,801,905

Insured – Student Loan — 3.4%
Massachusetts Educational Financing Authority, (AGC),
(AMT), 6.35%, 1/1/30	$ 2,130	$ 2,172,408
Massachusetts Educational Financing Authority,
(AMBAC), (AMT), 4.70%, 1/1/33	5,140	4,353,066
		$ 6,525,474

Insured – Transportation — 8.0%
Massachusetts Port Authority, (Bosfuel Project),
(FGIC), (NPFG), (AMT), 5.00%, 7/1/32	$ 2,790	$ 2,452,577
Massachusetts Port Authority, (Bosfuel Project),
(FGIC), (NPFG), (AMT), 5.00%, 7/1/38	3,435	2,885,915

Principal Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)
Massachusetts Turnpike Authority, Metropolitan
Highway System, (NPFG), 0.00%, 1/1/22	$10,750	$ 6,106,968
Puerto Rico Highway and Transportation Authority,
(AGC), (CIFG), 5.25%, 7/1/41(1)	4,320	3,847,954
		$ 15,293,414

Nursing Home — 2.5%
Massachusetts Health and Educational Facilities
Authority, (Christopher House), 6.875%, 1/1/29	$ 2,145	$ 1,949,955
Massachusetts Industrial Finance Agency,
(Age Institute of Massachusetts), 8.05%, 11/1/25	2,815	2,815,873
		$ 4,765,828

Other Revenue — 1.6%
Massachusetts Health and Educational Facilities
Authority, (Isabella Stewart Gardner Museum),
5.00%, 5/1/22	$ 1,590	$ 1,680,169
Massachusetts Health and Educational Facilities
Authority, (Isabella Stewart Gardner Museum),
5.00%, 5/1/23	1,195	1,248,572
		$ 2,928,741

Senior Living / Life Care — 2.0%
Massachusetts Development Finance Agency,
(Berkshire Retirement Community, Inc./Edgecombe),
5.10%, 7/1/29	$ 1,400	$ 1,155,686
Massachusetts Development Finance Agency,
(Carleton-Willard Village), 5.625%, 12/1/30	525	499,490
Massachusetts Development Finance Agency, (First
Mortgage VOA Concord), 5.125%, 11/1/27	615	447,382
Massachusetts Development Finance Agency, (First
Mortgage VOA Concord), 5.20%, 11/1/41	2,465	1,609,571
		$ 3,712,129

Solid Waste — 1.7%
Massachusetts Industrial Finance Agency, Resource
Recovery, (Ogden Haverhill), (AMT),
5.60%, 12/1/19	$ 3,250	$ 3,256,273
		$ 3,256,273

Special Tax Revenue — 3.3%
Massachusetts Bay Transportation Authority, Sales Tax
Revenue, 0.00%, 7/1/23	$ 6,315	$ 3,568,544
Massachusetts Bay Transportation Authority, Sales Tax
Revenue, 5.25%, 7/1/31	1,240	1,329,218

See Notes to Financial Statements.

Eaton Vance Massachusetts Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

	Principal Amount
Security	(000’s omitted)	Value

Special Tax Revenue (continued)
Virgin Islands Public Finance Authority,
5.00%, 10/1/39	$ 85	$ 70,164
Virgin Islands Public Finance Authority,
6.75%, 10/1/37	1,255	1,294,984
		$ 6,262,910

Water and Sewer — 11.9%
Boston Industrial Development Authority, (Harbor
Electric Energy Co.), (AMT), 7.375%, 5/15/15	$ 5,620	$ 5,641,862
Massachusetts Water Pollution Abatement Trust,
5.00%, 8/1/32	4,000	4,150,120
Massachusetts Water Pollution Abatement Trust,
5.25%, 8/1/33	2,940	3,159,824
Massachusetts Water Pollution Abatement Trust,
5.25%, 8/1/34	3,205	3,426,978
Massachusetts Water Resources Authority,
4.00%, 8/1/46	5,695	4,546,774
Massachusetts Water Resources Authority,
5.25%, 12/1/15	1,625	1,792,651
		$ 22,718,209

Total Tax-Exempt Investments — 108.1%
(identified cost $210,774,832)		$205,912,526

Other Assets, Less Liabilities — (8.1)%		$ (15,405,242)

Net Assets — 100.0%		$190,507,284

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	-	Assured Guaranty Corp.
AMBAC	-	AMBAC Financial Group, Inc.
AMT	-	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
CIFG	-	CIFG Assurance North America, Inc.
FGIC	-	Financial Guaranty Insurance Company
NPFG	-	National Public Finance Guaranty Corp.
XLCA	-	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2011, 24.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.9% to 10.0% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance New York Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited)

Tax-Exempt Investments — 110.3%

	Principal Amount
Security	(000’s omitted)	Value

Cogeneration — 1.2%
Suffolk County Industrial Development Agency,
(Nissequogue Cogeneration Partners Facility),
(AMT), 5.50%, 1/1/23	$ 4,250	$ 3,739,915
		$ 3,739,915

Education — 22.4%
Geneva Industrial Development Agency, (Hobart &
William Smith Project), 5.375%, 2/1/33	$ 1,810	$ 1,788,099
New York City Cultural Resource Trust, (The Juilliard
School), 5.00%, 1/1/34	5,725	5,748,301
New York City Industrial Development Agency,
(St. Francis College), 5.00%, 10/1/34	1,055	992,512
New York Dormitory Authority, (Brooklyn Law School),
5.75%, 7/1/33	1,790	1,853,993
New York Dormitory Authority, (City University),
6.00%, 7/1/20	5,000	5,683,200
New York Dormitory Authority, (Columbia University),
5.00%, 7/1/38(1)	5,000	5,064,850
New York Dormitory Authority, (Cornell University),
5.00%, 7/1/34(2)	10,000	10,090,100
New York Dormitory Authority, (Cornell University),
5.00%, 7/1/39	2,500	2,497,925
New York Dormitory Authority, (New York University),
5.25%, 7/1/48	620	600,265
New York Dormitory Authority, (Rochester Institute of
Technology), 6.00%, 7/1/33	8,500	8,957,980
New York Dormitory Authority, (Skidmore College),
5.00%, 7/1/25	1,110	1,143,600
New York Dormitory Authority, (Skidmore College),
5.25%, 7/1/31	250	251,060
New York Dormitory Authority, (St. Francis College),
5.00%, 10/1/40	1,500	1,378,890
New York Dormitory Authority, (State University
Educational Facilities), 5.50%, 5/15/19	2,000	2,252,120
New York Dormitory Authority, (The New School),
5.50%, 7/1/40	5,500	5,324,770
New York Dormitory Authority, (Vassar College),
4.25%, 7/1/39	2,455	2,118,984
New York Dormitory Authority, (Vassar College),
5.00%, 7/1/46(2)	9,990	9,613,277
Onondaga Civic Development Corp., (Le Moyne
College), 5.20%, 7/1/29	970	917,436
Onondaga Civic Development Corp., (Le Moyne
College), 5.375%, 7/1/40	2,515	2,335,102
		$ 68,612,464

Principal Amount
Security	(000’s omitted)	Value

Electric Utilities — 3.8%
Long Island Power Authority, Electric System Revenue,
6.00%, 5/1/33	$ 2,930	$ 3,114,707
New York Energy Research and Development Authority,
(Brooklyn Union Gas), (AMT), 6.952%, 7/1/26	5,000	5,005,400
Suffolk County Industrial Development Agency,
(Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	3,755	3,566,349
		$ 11,686,456

General Obligations — 3.5%
New York City, 5.30%, 4/1/27	$ 250	$ 262,030
New York City, 5.375%, 4/1/36	5,000	5,068,100
New York City, 6.25%, 10/15/28	4,000	4,431,120
Saratoga County, 4.75%, 7/15/37	1,000	968,550
		$ 10,729,800

Health Care – Miscellaneous — 0.2%
New York City Industrial Development Agency,
(A Very Special Place, Inc.), 5.75%, 1/1/29	$ 340	$ 269,175
Suffolk County Industrial Development Agency,
(Alliance of Long Island Agencies), Series A,
7.50%, 9/1/15	110	111,399
Suffolk County Industrial Development Agency,
(Alliance of Long Island Agencies), Series C,
7.50%, 9/1/15	20	20,254
Suffolk County Industrial Development Agency,
(Alliance of Long Island Agencies), Series F,
7.50%, 9/1/15	165	167,099
Suffolk County Industrial Development Agency,
(Alliance of Long Island Agencies), Series J,
7.50%, 9/1/15	145	146,844
		$ 714,771

Hospital — 14.8%
Dutchess County Local Development Corp., (Health
Quest Systems, Inc.), 5.75%, 7/1/30	$ 370	$ 369,963
Dutchess County Local Development Corp., (Health
Quest Systems, Inc.), 5.75%, 7/1/40	2,535	2,427,668
Fulton County Industrial Development Agency, (Nathan
Littauer Hospital), 6.00%, 11/1/18	2,790	2,575,310
Monroe County Industrial Development Agency,
(Highland Hospital), 5.00%, 8/1/22	4,250	4,227,177
Nassau County Industrial Development Agency, (North
Shore Health System), 5.875%, 11/1/11	150	152,613
New York Dormitory Authority, (Lenox Hill Hospital),
5.50%, 7/1/30	4,575	4,375,759
New York Dormitory Authority, (Memorial Sloan-
Kettering Cancer Center), 5.00%, 7/1/36(2)	6,750	6,478,447

See Notes to Financial Statements.

Eaton Vance New York Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

	Principal Amount
Security	(000’s omitted)	Value

Hospital (continued)
New York Dormitory Authority, (Methodist Hospital),
5.25%, 7/1/33	$ 2,000	$ 1,823,760
New York Dormitory Authority, (Mount Sinai Hospital),
5.00%, 7/1/26	3,500	3,483,095
New York Dormitory Authority, (North Shore Hospital),
5.00%, 11/1/34	3,155	2,947,811
New York Dormitory Authority, (NYU Hospital Center),
5.625%, 7/1/37	4,500	4,329,585
New York Dormitory Authority, (Orange Regional
Medical Center), 6.125%, 12/1/29	1,420	1,311,867
New York Dormitory Authority, (Orange Regional
Medical Center), 6.25%, 12/1/37	2,830	2,573,291
Oneida County Industrial Development Agency,
(Elizabeth Medical Center), 5.875%, 12/1/29	2,750	2,409,110
Oneida County Industrial Development Agency,
(Elizabeth Medical Center), 6.00%, 12/1/29	1,000	879,950
Suffolk County Industrial Development Agency,
(Huntington Hospital), 5.875%, 11/1/32	5,000	5,000,100
		$ 45,365,506

Housing — 4.4%
New York City Housing Development Corp., MFMR,
(AMT), 4.70%, 11/1/40	$ 3,500	$ 3,026,345
New York City Housing Development Corp., MFMR,
(AMT), 5.05%, 11/1/39	2,000	1,829,400
New York Housing Finance Agency, 5.25%, 11/1/41	2,000	1,955,820
New York Mortgage Agency, (AMT), 5.20%, 10/1/32	3,000	2,880,030
New York Mortgage Agency, (AMT), 5.30%, 4/1/29	2,135	2,100,968
New York Mortgage Agency, (AMT), 5.65%, 4/1/30	1,520	1,520,061
		$ 13,312,624

Industrial Development Revenue — 3.2%
New York Liberty Development Corp., (Goldman Sachs
Group, Inc.), 5.50%, 10/1/37	$ 4,005	$ 3,977,365
Onondaga County Industrial Development Agency,
(Anheuser-Busch Cos., Inc.), 4.875%, 7/1/41	5,000	4,593,100
Port Authority of New York and New Jersey,
(Continental Airlines), (AMT), 9.125%, 12/1/15	1,250	1,265,625
		$ 9,836,090

Insured – Education — 2.9%
New York Dormitory Authority, (City University),
(AMBAC), 5.50%, 7/1/35	$ 6,600	$ 5,973,924
New York Dormitory Authority, (St. John’s University),
(NPFG), 5.25%, 7/1/37	2,250	2,098,328

	Principal Amount
Security	(000’s omitted)	Value

Insured – Education (continued)
New York Dormitory Authority, (University of
Rochester), (AMBAC), 4.25%, 7/1/39	$ 910	$ 768,677
		$ 8,840,929

Insured – Electric Utilities — 1.5%
Long Island Power Authority, (BHAC), 6.00%, 5/1/33	$ 4,250	$ 4,597,055
		$ 4,597,055

Insured – Escrowed / Prerefunded — 3.8%
New York Dormitory Authority, (Memorial Sloan-
Kettering Cancer Center), (NPFG), Escrowed to
Maturity, 0.00%, 7/1/26	$ 4,005	$ 2,172,953
New York Dormitory Authority, (Memorial Sloan-
Kettering Cancer Center), (NPFG), Escrowed to
Maturity, 0.00%, 7/1/27	4,385	2,245,953
New York Dormitory Authority, (Memorial Sloan-
Kettering Cancer Center), (NPFG), Escrowed to
Maturity, 0.00%, 7/1/30	16,945	7,194,508
		$ 11,613,414

Insured – General Obligations — 2.3%
Brentwood Union Free School District, (AGC),
4.75%, 11/15/21	$ 1,875	$ 2,064,937
Brentwood Union Free School District, (AGC),
4.75%, 11/15/22	2,700	2,945,241
Jamestown, (AMBAC), 7.10%, 3/15/12	675	714,042
Jamestown, (AMBAC), 7.10%, 3/15/13	675	749,567
Jamestown, (AMBAC), 7.10%, 3/15/14	515	593,507
		$ 7,067,294

Insured – Lease Revenue / Certificates of Participation — 2.8%
Hudson Yards Infrastructure Corp., (NPFG),
4.50%, 2/15/47	$11,700	$ 8,664,201
		$ 8,664,201

Insured – Other Revenue — 1.7%
New York City Industrial Development Agency, (Yankee
Stadium), (AGC), 0.00%, 3/1/30	$10,225	$ 3,215,456
New York City Industrial Development Agency, (Yankee
Stadium), (AGC), 0.00%, 3/1/31	2,590	760,268
New York City Industrial Development Agency, (Yankee
Stadium), (AGC), 0.00%, 3/1/33	4,825	1,246,973
		$ 5,222,697

See Notes to Financial Statements.

Eaton Vance New York Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

Principal Amount
Security	(000’s omitted)	Value

Insured – Special Tax Revenue — 3.2%
New York Convention Center Development Corp., Hotel
Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$ 3,750	$ 3,162,225
New York Urban Development Corp., (FGIC), (NPFG),
5.25%, 3/15/34	1,000	1,005,810
Puerto Rico Infrastructure Financing Authority,
(AMBAC), 0.00%, 7/1/28	6,750	2,070,967
Puerto Rico Infrastructure Financing Authority,
(AMBAC), 0.00%, 7/1/34	15,975	2,837,799
Puerto Rico Infrastructure Financing Authority,
(AMBAC), 0.00%, 7/1/37	4,140	558,859
		$ 9,635,660

Insured – Transportation — 2.4%
Metropolitan Transportation Authority, (AGC),
4.50%, 11/15/38	$ 2,695	$ 2,310,909
Niagara Frontier Airport Authority, (Buffalo Niagara
International Airport), (NPFG), (AMT),
5.625%, 4/1/29	2,695	2,623,690
Port Authority of New York and New Jersey, (AGC),
(AMT), 4.50%, 9/1/35	2,780	2,447,846
		$ 7,382,445

Insured – Water and Sewer — 0.7%
Nassau County Industrial Development Agency, (Water
Services Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$ 2,535	$ 2,137,487
		$ 2,137,487

Lease Revenue / Certificates of Participation — 4.0%
New York Urban Development Corp., 5.70%, 4/1/20	$10,940	$ 12,312,095
		$ 12,312,095

Other Revenue — 4.7%
Albany Industrial Development Agency, Civic Facility,
(Charitable Leadership), 5.75%, 7/1/26	$ 2,000	$ 1,280,480
Brooklyn Arena Local Development Corp.,
(Barclays Center), 0.00%, 7/15/31	10,395	2,745,943
Brooklyn Arena Local Development Corp.,
(Barclays Center), 6.25%, 7/15/40	1,260	1,223,636
New York City Cultural Resource Trust, (Museum of
Modern Art), 5.00%, 4/1/31	2,710	2,736,152
New York City Transitional Finance Authority,
(Building Aid), 4.50%, 1/15/38	3,885	3,430,067
New York City Transitional Finance Authority,
(Building Aid), 5.25%, 1/15/39	1,000	997,740

Principal Amount
Security	(000’s omitted)	Value

Other Revenue (continued)
New York City Transitional Finance Authority,
(Building Aid), 6.00%, 7/15/33	$ 1,960	$ 2,112,429
		$ 14,526,447

Senior Living / Life Care — 0.7%
Mount Vernon Industrial Development Agency,
(Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$ 800	$ 686,336
Suffolk County Economic Development Corp., (Peconic
Landing at Southold, Inc.), 6.00%, 12/1/40	1,070	988,081
Suffolk County Industrial Development Agency,
(Jefferson’s Ferry Project), 5.00%, 11/1/28	670	592,467
		$ 2,266,884

Special Tax Revenue — 6.3%
New York City Transitional Finance Authority, Future
Tax Revenue, 5.00%, 5/1/36	$ 1,605	$ 1,574,569
New York City Transitional Finance Authority, Future
Tax Revenue, 5.00%, 11/1/39	5,000	4,877,250
New York Dormitory Authority, Personal Income Tax
Revenue, (University & College Improvements),
5.25%, 3/15/38	5,500	5,533,605
Puerto Rico Sales Tax Financing Corp., 0.00%, 8/1/56	50,000	2,166,000
Puerto Rico Sales Tax Financing Corp., 5.25%, 8/1/57	3,275	3,057,376
Virgin Islands Public Finance Authority,
6.75%, 10/1/37	1,890	1,950,216
		$ 19,159,016

Transportation — 10.8%
Metropolitan Transportation Authority,
5.00%, 11/15/37	$ 2,710	$ 2,456,696
Nassau County Bridge Authority, 5.00%, 10/1/40	1,915	1,851,939
Port Authority of New York and New Jersey,
5.00%, 11/15/37(2)	12,000	11,646,960
Port Authority of New York and New Jersey,
6.125%, 6/1/94	2,500	2,816,425
Port Authority of New York and New Jersey, (AMT),
4.75%, 6/15/33	5,780	5,359,679
Triborough Bridge and Tunnel Authority,
5.25%, 11/15/34(2)	9,000	9,098,010
		$ 33,229,709

Water and Sewer — 9.0%
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/31	$ 585	$ 201,591
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/32	585	187,808

See Notes to Financial Statements.

Eaton Vance New York Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

	Principal Amount
Security	(000’s omitted)	Value

Water and Sewer (continued)
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/33	$ 335	$ 100,902
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/36	585	142,880
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/37	585	134,152
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/38	585	126,226
Dutchess County Water and Wastewater Authority,
0.00%, 10/1/39	585	118,720
New York City Municipal Water Finance Authority,
(Water and Sewer System), 5.25%, 6/15/40	1,000	1,002,890
New York City Municipal Water Finance Authority,
(Water and Sewer System), 5.75%, 6/15/40	10	10,569
New York City Municipal Water Finance Authority,
(Water and Sewer System), 5.75%, 6/15/40(2)	3,450	3,646,305
New York Environmental Facilities Corp.,
5.00%, 10/15/39	5,910	5,869,871
New York Environmental Facilities Corp., Clean Water
and Drinking Water, (Municipal Water Finance),
4.50%, 6/15/36	8,400	7,672,224
New York Environmental Facilities Corp., Clean Water
and Drinking Water, (Municipal Water Finance),
5.00%, 6/15/37(2)	8,400	8,368,920

$ 27,583,058
Total Tax-Exempt Investments — 110.3%
(identified cost $349,785,644)	$338,236,017
Other Assets, Less Liabilities — (10.3)%	$ (31,610,729)
Net Assets — 100.0%	$306,625,288

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	-	Assured Guaranty Corp.
AMBAC	-	AMBAC Financial Group, Inc.
AMT	-	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC	-	Berkshire Hathaway Assurance Corp.
FGIC	-	Financial Guaranty Insurance Company
MFMR	-	Multi-Family Mortgage Revenue
NPFG	-	National Public Finance Guaranty Corp.

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2011, 19.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.3% to 7.7% of total investments.

(1)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(2)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Ohio Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited)

Tax-Exempt Investments — 101.7%

	Principal Amount
Security	(000’s omitted)	Value

Bond Bank — 4.7%
Cleveland-Cuyahoga County Port Authority, (Columbia
National), (AMT), 5.00%, 5/15/20	$ 590	$ 513,176
Cleveland-Cuyahoga County Port Authority,
(Fairmount Project), 5.125%, 5/15/25	650	538,772
Ohio Economic Development Commission, (Burrows
Paper), (AMT), 7.625%, 6/1/11	30	30,137
Ohio Economic Development Commission, (Ohio
Enterprise Bond Fund), (AMT), 4.85%, 6/1/25	1,440	1,436,256
Rickenbacker Port Authority, Oasbo Expanded Asset
Pool Loan, 5.375%, 1/1/32(1)	7,455	7,131,081
Toledo Lucas County Port Authority, (AMT),
5.125%, 11/15/25	360	367,747
		$ 10,017,169

Education — 5.2%
Cuyahoga Community College District, 5.25%, 2/1/29	$ 2,500	$ 2,590,975
Ohio Higher Educational Facilities Authority, (Case
Western Reserve University), 5.00%, 12/1/33	5,000	4,919,700
Ohio Higher Educational Facilities Authority, (Case
Western Reserve University), 6.50%, 10/1/20	550	645,711
Ohio Higher Educational Facility Commission, (Kenyon
College), 5.00%, 7/1/41	1,000	925,230
Ohio Higher Educational Facility Commission, (Kenyon
College), 5.00%, 7/1/44	2,100	1,867,488
		$ 10,949,104

Electric Utilities — 1.4%
Clyde, Electric System Revenue, (AMT),
6.00%, 11/15/14	$ 1,025	$ 1,019,332
Puerto Rico Electric Power Authority, 5.00%, 7/1/37	2,290	1,922,821
		$ 2,942,153

Escrowed / Prerefunded — 1.1%
Ohio Water Development Authority, (Fresh Water
Improvement), Prerefunded to 6/1/14,
5.00%, 12/1/28(2)	$ 2,000	$ 2,254,880
		$ 2,254,880

General Obligations — 1.1%
Butler County, Special Tax Assessment,
5.50%, 12/1/28	$ 1,000	$ 1,069,850
Highland Local School District, (School Facilities,
Construction and Improvement), 5.50%, 12/1/36	1,000	1,037,570

Principal Amount
Security	(000’s omitted)	Value

General Obligations (continued)
Tuscarawas County, (Public Library Improvement),
6.90%, 12/1/11	$ 130	$ 130,419
		$ 2,237,839

Hospital — 9.6%
Franklin County, (Nationwide Children’s Hospital),
5.00%, 11/1/34	$ 950	$ 870,039
Miami County, (Upper Valley Medical Center),
5.25%, 5/15/26	1,250	1,206,425
Montgomery County, (Catholic Health Initiatives),
5.50%, 5/1/34	1,000	998,650
Ohio Higher Educational Facilities Authority, (University
Hospital Health Systems, Inc.), 4.75%, 1/15/46	1,095	850,344
Ohio Higher Educational Facilities Authority, (University
Hospital Health Systems, Inc.), 5.25%, 1/15/46	5,000	4,281,050
Ohio Higher Educational Facility Commission,
(Cleveland Clinic Health System), 5.25%, 1/1/33	4,880	4,756,097
Ohio Higher Educational Facility Commission,
(Cleveland Clinic Health System), 5.50%, 1/1/39	2,000	1,991,360
Ohio Higher Educational Facility Commission, (Summa
Health System), 5.75%, 11/15/40	2,900	2,577,404
Richland County Hospital Facilities, (MedCentral Health
Systems), 5.25%, 11/15/36	2,075	1,857,581
Richland County Hospital Facilities, (MedCentral Health
Systems), 6.375%, 11/15/30	830	836,964
		$ 20,225,914

Housing — 0.4%
Ohio Housing Finance Agency, (Residential Mortgage-
Backed Securities), (FNMA), (GNMA), (AMT),
4.75%, 3/1/37	$ 1,010	$ 893,284
		$ 893,284

Industrial Development Revenue — 4.8%
Cleveland Airport, (Continental Airlines), (AMT),
5.375%, 9/15/27	$ 3,105	$ 2,584,820
Ohio Sewer and Solid Waste Disposal Facilities,
(Anheuser-Busch Cos., Inc.), (AMT), 6.00%, 7/1/35	4,000	3,999,760
Ohio Water Development Authority, Solid Waste
Disposal, (Allied Waste North America, Inc.), (AMT),
5.15%, 7/15/15	825	842,721
Virgin Islands Public Finance Authority, (HOVENSA
LLC), (AMT), 4.70%, 7/1/22	3,165	2,647,902
		$ 10,075,203

See Notes to Financial Statements.

Eaton Vance Ohio Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

Principal Amount
Security	(000’s omitted)	Value

Insured – Education — 3.8%
Kent State University, (AGC), 5.00%, 5/1/29	$ 2,175	$ 2,160,841
Miami University, (AMBAC), 3.25%, 9/1/26	750	619,312
Ohio Higher Educational Facilities Authority, (University
of Dayton), (AMBAC), 5.00%, 12/1/30	2,770	2,675,626
University of Cincinnati, (NPFG), 5.00%, 6/1/34	2,700	2,588,976
		$ 8,044,755

Insured – Electric Utilities — 10.9%
American Municipal Power-Ohio, Inc., (Prairie State
Energy Campus), (AGC), 5.25%, 2/15/33	$ 4,300	$ 4,316,942
Cleveland Public Power System, (NPFG),
0.00%, 11/15/27	2,540	974,065
Cleveland Public Power System, (NPFG),
5.00%, 11/15/38	1,550	1,453,001
Hamilton, Electric System Revenue, (AGM),
4.70%, 10/15/25	2,000	2,002,300
Ohio Air Quality Development Authority, (Dayton
Power & Light Co.), (BHAC), (FGIC), 4.80%, 1/1/34	5,670	5,358,207
Ohio Air Quality Development Authority, (Ohio Power),
(AMBAC), 5.15%, 5/1/26	2,630	2,522,038
Ohio Municipal Electric Generation Agency, (NPFG),
0.00%, 2/15/26	3,000	1,287,420
Ohio Municipal Electric Generation Agency, (NPFG),
0.00%, 2/15/27	2,500	1,001,075
Ohio Municipal Electric Generation Agency, (NPFG),
0.00%, 2/15/28	4,750	1,766,288
Puerto Rico Electric Power Authority, (FGIC), (NPFG),
5.25%, 7/1/35	2,750	2,421,072
		$ 23,102,408

Insured – Escrowed / Prerefunded — 3.0%
Cincinnati City School District, (Classroom Facilities
Construction & Improvement), (AGM), Prerefunded
to 12/1/13, 5.00%, 12/1/31	$ 1,000	$ 1,108,000
Little Miami School District, (AGM), Prerefunded to
12/1/16, 5.00%, 12/1/34	1,500	1,759,665
Marysville Exempt Village School District, (School
Facilities), (NPFG), Prerefunded to 6/1/15,
5.25%, 12/1/30	1,000	1,156,250
Ohio Higher Educational Facilities Authority, (Xavier
University), (CIFG), Prerefunded to 5/1/16,
5.00%, 5/1/22	845	978,983
Ohio Higher Educational Facilities Authority, (Xavier
University), (CIFG), Prerefunded to 5/1/16,
5.25%, 5/1/21	1,245	1,457,497
		$ 6,460,395

Principal Amount
Security	(000’s omitted)	Value

Insured – General Obligations — 33.1%
Adams County Local School District, (AGM),
4.25%, 12/1/33	$ 1,975	$ 1,764,998
Brookfield Local School District, (AGM),
5.25%, 1/15/36	1,300	1,308,372
Canal Winchester Local School District, (NPFG),
0.00%, 12/1/32	2,500	711,650
Cincinnati City School District, (Classroom Facilities
Construction & Improvement), (AGM), (FGIC),
5.25%, 12/1/29	10,000	10,684,300
Cincinnati City School District, (Classroom Facilities
Construction & Improvement), (AGM), (FGIC),
5.25%, 12/1/30	5,000	5,293,850
Cleveland, (AMBAC), 5.50%, 10/1/23	2,105	2,382,839
Clyde-Green Springs Exempted Village School District,
(AGM), 4.50%, 12/1/31	1,510	1,383,266
Columbus School District, (Classroom Facilities
Construction & Improvement), (AGM), 4.25%, 12/1/32	890	804,969
Fairview Park, (NPFG), 5.00%, 12/1/25	3,700	3,758,201
Hamilton City School District, (AGM), 4.25%, 12/1/30	3,085	2,655,506
Hamilton City School District, (AGM), 5.00%, 12/1/18	770	838,561
Hilliard School District, (NPFG), 5.00%, 12/1/27	1,090	1,117,206
Kettering City School District, (AGM), 5.25%, 12/1/31	9,705	9,981,787
Mason City School District, (AGM), 5.25%, 12/1/31	3,525	3,855,539
Olentangy Local School District, (AGM), 5.00%, 12/1/21	1,745	1,865,265
Olentangy Local School District, (AGM), 5.00%, 12/1/30	1,255	1,272,307
Painesville City School District, (NPFG), 5.00%, 12/1/24	1,620	1,660,030
Pickerington Local School District, (School Facility
Contract), (FGIC), (NPFG), 0.00%, 12/1/16	1,500	1,265,400
Springboro Community City School District, (AGM),
5.25%, 12/1/30	5,000	5,170,900
Springboro Community City School District, (AGM),
5.25%, 12/1/32	5,000	5,067,750
Westerville City School District, (XLCA),
5.00%, 12/1/27	6,705	7,066,467
		$ 69,909,163

Insured – Hospital — 3.8%
Butler County, (Cincinnati Children’s Hospital), (FGIC),
(NPFG), 5.00%, 5/15/31	$ 3,550	$ 3,262,485
Franklin County, (Ohio Health Corp.), (NPFG),
5.00%, 5/15/33	1,270	1,172,439
Hamilton County, (Cincinnati Children’s Hospital),
(FGIC), (NPFG), 5.00%, 5/15/32	1,555	1,438,375
Lorain County, (Catholic Healthcare Partners), (AGM),
Variable Rate, 17.493%, 2/1/29(3)(4)(5)	2,575	2,089,252
		$ 7,962,551

See Notes to Financial Statements.

Eaton Vance Ohio Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

	Principal Amount
Security	(000’s omitted)	Value

Insured – Special Tax Revenue — 1.1%
Puerto Rico Infrastructure Financing Authority,
(AMBAC), 0.00%, 7/1/29	$ 4,760	$ 1,327,469
Puerto Rico Infrastructure Financing Authority,
(AMBAC), 0.00%, 7/1/34	5,000	888,200
Puerto Rico Infrastructure Financing Authority,
(AMBAC), 0.00%, 7/1/37	590	79,644
		$ 2,295,313

Insured – Transportation — 6.4%
Ohio Turnpike Commission, (FGIC), (NPFG),
5.50%, 2/15/24	$ 7,000	$ 7,606,480
Puerto Rico Highway and Transportation Authority,
(AGC), (CIFG), 5.25%, 7/1/41(1)	5,000	4,453,650
Puerto Rico Highway and Transportation Authority,
(NPFG), 5.25%, 7/1/32	1,595	1,439,838
		$ 13,499,968

Insured – Water and Sewer — 2.3%
Cleveland Waterworks, (NPFG), 5.00%, 1/1/37	$ 5,000	$ 4,807,150
		$ 4,807,150

Lease Revenue / Certificates of Participation — 0.7%
Franklin County Convention Facilities Authority,
5.00%, 12/1/27	$ 1,455	$ 1,495,987
		$ 1,495,987

Other Revenue — 3.4%
Buckeye Tobacco Settlement Financing Authority,
5.875%, 6/1/47	$ 2,275	$ 1,517,470
Ohio State Building Authority, 5.00%, 10/1/27	1,500	1,527,210
Riversouth Authority, (Lazarus Building
Redevelopment), 5.75%, 12/1/27	4,700	4,093,465
		$ 7,138,145

Special Tax Revenue — 0.3%
Virgin Islands Public Finance Authority,
6.75%, 10/1/37	$ 675	$ 696,506
		$ 696,506

Water and Sewer — 4.6%
Cincinnati Water System Authority, 4.50%, 12/1/23	$ 3,000	$ 3,073,410
Cincinnati Water System Authority, 5.00%, 12/1/32	3,850	3,911,908
Ohio Water Development Authority, Water Pollution
Control, (Water Quality), 5.00%, 12/1/28	750	784,567

	Principal Amount
Security	(000’s omitted)	Value

Water and Sewer (continued)
Ohio Water Development Authority, Water Pollution
Control, (Water Quality), 5.00%, 6/1/30	$ 750	$ 774,173
Ohio Water Development Authority, Water Pollution
Control, (Water Quality), 5.25%, 6/1/20	1,000	1,153,720
		$ 9,697,778

Total Tax-Exempt Investments — 101.7%
(identified cost $223,783,196)		$214,705,665

Other Assets, Less Liabilities — (1.7)%		$ (3,489,296)

Net Assets — 100.0%		$211,216,369

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
AMT	- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	- Berkshire Hathaway Assurance Corp.
CIFG	- CIFG Assurance North America, Inc.
FGIC	- Financial Guaranty Insurance Company
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2011, 63.4% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.5% to 27.4% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At March 31, 2011, the aggregate value of these securities is $2,089,252 or 1.0% of the Fund’s net assets.
(4)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $7,725,000.
However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the inverse floater.
(5)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2011.

See Notes to Financial Statements.

Eaton Vance Rhode Island Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited)

Tax-Exempt Investments — 102.2%
	Principal Amount
Security	(000’s omitted)	Value
Education — 8.3%
Rhode Island Health and Educational Building Corp.,
(Brown University), 4.75%, 9/1/37	$1,500	$ 1,441,035
Rhode Island Health and Educational Building Corp.,
(New England Institute of Technology),
5.125%, 3/1/40	750	703,305
Rhode Island Health and Educational Building Corp.,
(University of Rhode Island), 6.25%, 9/15/34	1,000	1,048,450
		$ 3,192,790

Escrowed / Prerefunded — 2.8%
Rhode Island Health and Educational Building Corp.,
(Hospital Financing-Lifespan Obligation Group),
Prerefunded to 8/15/12, 6.50%, 8/15/32	$1,000	$ 1,079,650
		$ 1,079,650

General Obligations — 0.5%
Puerto Rico, 0.00%, 7/1/16	$ 225	$ 177,712
		$ 177,712

Hospital — 3.0%
Fulton County, GA, Development Authority, (Children’s
Healthcare of Atlanta), 5.25%, 11/15/39	$ 500	$ 482,050
Kansas Development Finance Authority, (Adventist
Health System), 5.75%, 11/15/38	655	675,141
		$ 1,157,191

Housing — 4.8%
Rhode Island Housing and Mortgage Finance Corp.,
(AMT), 4.90%, 4/1/22	$ 900	$ 900,297
Rhode Island Housing and Mortgage Finance Corp.,
(AMT), 4.90%, 10/1/28	1,000	952,550
		$ 1,852,847

Industrial Development Revenue — 4.7%
Rhode Island Industrial Facilities Corp., (Waste
Management, Inc.), (AMT), 4.625%, 4/1/16	$ 750	$ 757,163
Virgin Islands Public Finance Authority, (HOVENSA LLC),
(AMT), 4.70%, 7/1/22	1,250	1,045,775
		$ 1,802,938

Insured – Education — 6.1%
Rhode Island Health and Educational Building Corp.,
(Bryant College), (AMBAC), 5.00%, 12/1/31	$1,000	$ 963,740

	Principal Amount
Security	(000’s omitted)	Value

Insured – Education (continued)
Rhode Island Health and Educational Building Corp.,
(Rhode Island School of Design), (XLCA),
5.50%, 8/15/35	$ 500	$ 492,705
Rhode Island Health and Educational Building Corp.,
(State Colleges), (AGM), 5.00%, 9/15/40	1,000	905,890
		$ 2,362,335

Insured – Electric Utilities — 3.9%
Puerto Rico Electric Power Authority, (BHAC), (FGIC),
(NPFG), 5.25%, 7/1/24	$ 250	$ 258,558
Puerto Rico Electric Power Authority, (NPFG),
5.25%, 7/1/29	310	291,592
Puerto Rico Electric Power Authority, (NPFG),
5.50%, 7/1/16	865	942,071
		$ 1,492,221

Insured – Escrowed / Prerefunded — 0.7%
Rhode Island Depositors Economic Protection Corp.,
(AGM), Escrowed to Maturity, 5.75%, 8/1/21	$ 230	$ 277,332
		$ 277,332

Insured – General Obligations — 1.6%
North Kingstown, (FGIC), (NPFG), 5.00%, 10/1/25	$ 600	$ 622,734
		$ 622,734

Insured – Hospital — 2.5%
Rhode Island Health and Educational Building Corp.,
(Rhode Island Hospital), (AGM), 5.00%, 5/15/32	$1,000	$ 942,090
		$ 942,090

Insured – Housing — 5.5%
Rhode Island Housing and Mortgage Finance Corp.,
(Rental Housing Program), (AGM), (AMT),
5.00%, 10/1/48	$ 750	$ 657,855
Rhode Island Housing and Mortgage Finance Corp.,
(Rental Housing Program), (AGM), (AMT),
5.25%, 10/1/31	40	36,842
Rhode Island Housing and Mortgage Finance Corp.,
(Rental Housing Program), (AGM), (AMT),
5.50%, 10/1/49	495	447,094
Rhode Island Housing and Mortgage Finance Corp.,
(Rental Housing Program), (AGM), (AMT),
5.55%, 10/1/32	1,000	976,700
		$ 2,118,491

See Notes to Financial Statements.

Eaton Vance Rhode Island Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

Principal Amount
Security	(000’s omitted)	Value

Insured – Lease Revenue / Certificates of Participation — 7.1%
Convention Center Authority of Rhode Island, (NPFG),
5.25%, 5/15/15	$1,770	$ 1,858,040
Puerto Rico Public Finance Corp., (AMBAC), Escrowed
to Maturity, 5.50%, 8/1/27	750	870,652
		$ 2,728,692

Insured – Other Revenue — 7.8%
Rhode Island Health and Educational Building Corp.,
(Public Schools), (AGC), 5.00%, 5/15/34	$ 915	$ 856,623
Rhode Island Health and Educational Building Corp.,
(Public Schools), (AGC), 5.25%, 5/15/29	750	756,367
Rhode Island Health and Educational Building Corp.,
(Public Schools), (AGM), 4.75%, 5/15/29	1,000	961,160
Rhode Island Health and Educational Building Corp.,
(Public Schools), (AMBAC), 5.00%, 5/15/27	500	439,120
		$ 3,013,270

Insured – Solid Waste — 1.9%
Rhode Island Resource Recovery Corp., (NPFG), (AMT),
5.00%, 3/1/22	$ 750	$ 739,860
		$ 739,860

Insured – Special Tax Revenue — 8.3%
Puerto Rico Infrastructure Financing Authority, (AMBAC),
0.00%, 7/1/28	$ 265	$ 81,305
Puerto Rico Infrastructure Financing Authority, (AMBAC),
0.00%, 7/1/29	1,425	397,404
Puerto Rico Infrastructure Financing Authority, (AMBAC),
0.00%, 7/1/37	1,625	219,359
Puerto Rico Infrastructure Financing Authority, (FGIC),
0.00%, 7/1/30	2,000	508,500
Puerto Rico Sales Tax Financing Corp., (AMBAC),
0.00%, 8/1/54	1,820	90,399
Puerto Rico Sales Tax Financing Corp., (NPFG),
0.00%, 8/1/45	785	76,271
Puerto Rico Sales Tax Financing Corp., (NPFG),
0.00%, 8/1/46	630	56,668
Rhode Island Economic Development Corp., (Rhode
Island Department of Transportation), Motor Fuel Tax
Revenue, (AGC), 5.375%, 6/15/27	750	774,030
Rhode Island Economic Development Corp., (Rhode
Island Department of Transportation), Motor Fuel Tax
Revenue, (AMBAC), 5.00%, 6/15/26	1,000	984,760
		$ 3,188,696

Principal Amount
Security	(000’s omitted)	Value

Insured – Student Loan — 3.1%
Rhode Island Student Loan Authority, (AMBAC), (AMT),
4.85%, 12/1/36	$1,000	$ 763,400
Rhode Island Student Loan Authority, (AMBAC), (AMT),
4.90%, 12/1/26	500	431,835
		$ 1,195,235

Insured – Transportation — 8.4%
Puerto Rico Highway and Transportation Authority,
(AGC), (CIFG), 5.25%, 7/1/41(1)	$1,500	$ 1,336,095
Rhode Island Economic Development Corp., (Rhode
Island Airport Corp.), (AGC), (AMT), 5.25%, 7/1/38	1,000	882,240
Rhode Island Economic Development Corp., (T.F. Green
Airport), (AGM), (AMT), 5.00%, 7/1/20	1,000	1,010,970
		$ 3,229,305

Insured – Water and Sewer — 3.4%
Narragansett Bay Commission, (NPFG), 5.00%, 8/1/35	$1,000	$ 934,560
Rhode Island Clean Water, Water Pollution Control,
(NPFG), 5.40%, 10/1/15(2)	350	378,406
		$ 1,312,966

Nursing Home — 2.4%
Rhode Island Health and Educational Building Corp.,
(Tockwotton Home), 6.25%, 8/15/22	$1,000	$ 914,290
		$ 914,290

Other Revenue — 3.2%
Central Falls Detention Facility Corp., 7.25%, 7/15/35	$ 250	$ 200,600
Rhode Island Health and Educational Building Corp.,
(Public Schools), 5.00%, 5/15/29	1,000	1,040,900
		$ 1,241,500

Special Tax Revenue — 5.9%
Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$ 135	$ 128,188
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	145	137,286
Puerto Rico Sales Tax Financing Corp.,
5.25%, 8/1/57(1)(3)	1,260	1,176,273
Tiverton, Special Obligation Tax Increment, (Mount Hope
Bay Village), 6.875%, 5/1/22	450	415,377
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	100	82,546
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	325	335,354
		$ 2,275,024

See Notes to Financial Statements.

Eaton Vance Rhode Island Municipal Income Fund March 31, 2011

Portfolio of Investments (Unaudited) — continued

	Principal Amount
Security	(000’s omitted)	Value
Transportation — 3.6%
Pennsylvania Turnpike Commission, 5.25%, 6/1/39	$1,000	$ 942,520
Rhode Island Turnpike and Bridge Authority,
5.00%, 12/1/39	500	454,745
		$ 1,397,265

Water and Sewer — 2.7%
Rhode Island Clean Water Financing Authority, Water
Pollution Control, 5.00%, 10/1/30	$1,000	$ 1,048,310
		$ 1,048,310

Total Tax-Exempt Investments — 102.2%
(identified cost $41,760,760)		$39,362,744

Other Assets, Less Liabilities — (2.2)%		$ (864,978)

Net Assets — 100.0%		$38,497,766

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	-	Assured Guaranty Corp.
AGM	-	Assured Guaranty Municipal Corp.
AMBAC	-	AMBAC Financial Group, Inc.
AMT	-	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum
Tax.
BHAC	-	Berkshire Hathaway Assurance Corp.
CIFG	-	CIFG Assurance North America, Inc.
FGIC	-	Financial Guaranty Insurance Company
NPFG	-	National Public Finance Guaranty Corp.
XLCA	-	XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Rhode Island municipalities. In addition, 16.8% of the Fund’s net assets at March 31, 2011 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2011, 59.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.7% to 15.8% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).
(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.
(3)	Security (or a portion thereof) has been pledged as collateral for inverse floating-rate security transactions. The aggregate value of such collateral is $231,273.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Assets and Liabilities (Unaudited)

		March 31, 2011
Assets	California Fund	Massachusetts Fund	New York Fund

Investments —
Identified cost	$194,366,243	$210,774,832	$349,785,644
Unrealized depreciation	(7,154,947)	(4,862,306)	(11,549,627)
Investments, at value	$187,211,296	$205,912,526	$338,236,017
Cash	$ 4,036,986	$ 2,673,226	$ 6,930,382
Interest receivable	2,239,338	3,182,677	5,226,792
Receivable for investments sold	49,142	547,214	8,998
Receivable for Fund shares sold	52,304	40,131	132,821
Receivable for variation margin on open financial futures contracts	7,500	9,375	25,781
Total assets	$193,596,566	$212,365,149	$350,560,791

Liabilities
Payable for floating rate notes issued	$ 23,120,000	$ 18,650,000	$ 41,185,000
Payable for investments purchased	—	1,987,381	—
Payable for open swap contracts	187,108	99,139	141,457
Payable for Fund shares redeemed	416,434	590,915	1,777,546
Distributions payable	305,536	293,646	424,973
Payable to affiliates:
Investment adviser fee	68,416	68,508	116,379
Distribution and service fees	43,261	42,538	80,807
Interest expense and fees payable	38,413	38,333	103,892
Accrued expenses	75,190	87,405	105,449
Total liabilities	$ 24,254,358	$ 21,857,865	$ 43,935,503
Net Assets	$169,342,208	$190,507,284	$306,625,288

Sources of Net Assets
Paid-in capital	$198,938,946	$234,042,879	$349,832,018
Accumulated net realized loss	(22,775,758)	(39,108,474)	(31,790,099)
Accumulated undistributed net investment income	551,201	613,647	459,104
Net unrealized depreciation	(7,372,181)	(5,040,768)	(11,875,735)
Net Assets	$169,342,208	$190,507,284	$306,625,288

Class A Shares
Net Assets	$149,372,266	$158,163,840	$248,594,299
Shares Outstanding	16,779,178	19,733,274	27,930,690
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 8.90	$ 8.02	$ 8.90
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 9.34	$ 8.42	$ 9.34

Class B Shares
Net Assets	$ 2,784,795	$ —	$ 9,823,809
Shares Outstanding	338,321	—	1,102,224
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 8.23	$ —	$ 8.91

Class C Shares
Net Assets	$ 10,178,140	$ 18,796,975	$ 36,594,307
Shares Outstanding	1,236,399	2,344,008	4,109,476
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 8.23	$ 8.02	$ 8.90

Class I Shares
Net Assets	$ 7,007,007	$ 13,546,469	$ 11,612,873
Shares Outstanding	786,437	1,690,513	1,304,833
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 8.91	$ 8.01	$ 8.90

On sales of $25,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Assets and Liabilities (Unaudited) — continued

	March 31, 2011

Assets	Ohio Fund	Rhode Island Fund

Investments —
Identified cost	$223,783,196	$41,760,760
Unrealized depreciation	(9,077,531)	(2,398,016)
Investments, at value	$214,705,665	$39,362,744
Cash	$ 44,705	$ 602,159
Interest receivable	3,307,568	604,755
Receivable for investments sold	1,859,800	—
Receivable for Fund shares sold	48,266	25,001
Receivable for variation margin on open financial futures contracts	6,094	1,500
Total assets	$219,972,098	$40,596,159

Liabilities
Payable for floating rate notes issued	$ 7,470,000	$ 1,695,000
Demand note payable	200,000	—
Payable for open swap contracts	154,353	20,066
Payable for Fund shares redeemed	402,424	256,456
Distributions payable	297,533	72,172
Payable to affiliates:
Investment adviser fee	75,459	7,596
Distribution and service fees	50,540	10,854
Interest expense and fees payable	19,513	3,341
Accrued expenses	85,907	32,908
Total liabilities	$ 8,755,729	$ 2,098,393
Net Assets	$211,216,369	$38,497,766

Sources of Net Assets
Paid-in capital	$247,656,003	$45,351,854
Accumulated net realized loss	(27,174,812)	(4,405,607)
Accumulated distributions in excess of net investment income	(39,521)	(24,787)
Net unrealized depreciation	(9,225,301)	(2,423,694)
Net Assets	$211,216,369	$38,497,766

Class A Shares
Net Assets	$186,153,175	$31,929,256
Shares Outstanding	22,520,400	3,840,341
Net Asset Value and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 8.27	$ 8.31
Maximum Offering Price Per Share
(100 95.25 of net asset value per share)	$ 8.68	$ 8.72

Class B Shares
Net Assets	$ —	$ 3,633,629
Shares Outstanding	—	427,070
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ —	$ 8.51

Class C Shares
Net Assets	$ 21,696,763	$ 2,861,664
Shares Outstanding	2,626,488	336,187
Net Asset Value and Offering Price Per Share*
(net assets shares of beneficial interest outstanding)	$ 8.26	$ 8.51

Class I Shares
Net Assets	$ 3,366,431	$ 73,217
Shares Outstanding	407,022	8,803
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets shares of beneficial interest outstanding)	$ 8.27	$ 8.32

On sales of $25,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Operations (Unaudited)

	Six Months Ended March 31, 2011
Investment Income	California Fund	Massachusetts Fund	New York Fund
Interest	$ 5,568,832	$ 6,151,740	$ 9,877,989
Total investment income	$ 5,568,832	$ 6,151,740	$ 9,877,989

Expenses
Investment adviser fee	$ 433,298	$ 444,535	$ 744,614
Distribution and service fees
Class A	201,445	173,205	270,533
Class B	15,229	—	49,290
Class C	56,333	99,029	195,301
Trustees’ fees and expenses	3,181	3,568	5,590
Custodian fee	41,680	47,190	67,555
Transfer and dividend disbursing agent fees	36,358	45,311	81,087
Legal and accounting services	43,859	38,812	42,853
Printing and postage	6,760	7,736	13,885
Registration fees	853	6,251	2,283
Interest expense and fees	114,436	100,932	185,029
Miscellaneous	8,400	10,323	13,861
Total expenses	$ 961,832	$ 976,892	$ 1,671,881
Deduct —
Reduction of custodian fee	$ 927	$ 601	$ 841
Total expense reductions	$ 927	$ 601	$ 841

Net expenses	$ 960,905	$ 976,291	$ 1,671,040

Net investment income	$ 4,607,927	$ 5,175,449	$ 8,206,949

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ (3,874,325)	$ (2,709,192)	$ (1,673,855)
Financial futures contracts	386,812	1,272,173	4,036,184
Swap contracts	939,563	886,876	1,265,443
Net realized gain (loss)	$ (2,547,950)	$ (550,143)	$ 3,627,772
Change in unrealized appreciation (depreciation) —
Investments	$(19,730,869)	$(22,059,428)	$(36,713,123)
Financial futures contracts	(63,163)	(8,216)	(401,377)
Swap contracts	(179,322)	36,177	51,619
Net change in unrealized appreciation (depreciation)	$(19,973,354)	$(22,031,467)	$(37,062,881)

Net realized and unrealized loss	$(22,521,304)	$(22,581,610)	$(33,435,109)

Net decrease in net assets from operations	$(17,913,377)	$(17,406,161)	$(25,228,160)

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Operations (Unaudited) — continued

	Six Months Ended March 31, 2011
Investment Income	Ohio Fund	Rhode Island Fund
Interest	$ 6,375,086	$ 1,193,976
Total investment income	$ 6,375,086	$ 1,193,976

Expenses
Investment adviser fee	$ 505,603	$ 54,354
Distribution and service fees
Class A	214,723	35,908
Class B	—	20,744
Class C	124,633	14,626
Trustees’ fees and expenses	4,141	953
Custodian fee	59,772	24,310
Transfer and dividend disbursing agent fees	55,714	9,014
Legal and accounting services	27,842	9,168
Printing and postage	10,049	2,364
Registration fees	5,573	5
Interest expense and fees	38,436	8,161
Miscellaneous	14,042	9,052
Total expenses	$ 1,060,528	$ 188,659
Deduct —
Reduction of custodian fee	$ 939	$ 405
Total expense reductions	$ 939	$ 405

Net expenses	$ 1,059,589	$ 188,254

Net investment income	$ 5,315,497	$ 1,005,722

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$ (2,600,920)	$ (515,171)
Financial futures contracts	891,309	(37,106)
Swap contracts	775,083	179,508
Net realized loss	$ (934,528)	$ (372,769)
Change in unrealized appreciation (depreciation) —
Investments	$(25,502,531)	$(3,581,806)
Financial futures contracts	267,461	4,041
Swap contracts	(147,930)	7,323
Net change in unrealized appreciation (depreciation)	$(25,383,000)	$(3,570,442)

Net realized and unrealized loss	$(26,317,528)	$(3,943,211)

Net decrease in net assets from operations	$(21,002,031)	$(2,937,489)

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Changes in Net Assets (Unaudited)

	Six Months Ended March 31, 2011
Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	New York Fund
From operations —
Net investment income	$ 4,607,927	$ 5,175,449	$ 8,206,949
Net realized gain (loss) from investment transactions, financial futures contracts and swap
contracts	(2,547,950)	(550,143)	3,627,772
Net change in unrealized appreciation (depreciation) from investments, financial futures
contracts and swap contracts	(19,973,354)	(22,031,467)	(37,062,881)
Net decrease in net assets from operations	$ (17,913,377)	$ (17,406,161)	$ (25,228,160)
Distributions to shareholders —
From net investment income
Class A	$ (3,939,533)	$ (4,270,703)	$ (6,748,519)
Class B	(63,020)	—	(219,942)
Class C	(233,227)	(435,569)	(870,180)
Class I	(191,132)	(372,574)	(317,556)
Total distributions to shareholders	$ (4,426,912)	$ (5,078,846)	$ (8,156,197)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 3,133,570	$ 4,340,591	$ 8,278,564
Class B	232,289	—	576,960
Class C	622,793	1,558,300	2,806,182
Class I	1,218,592	631,087	2,371,426
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,350,488	2,700,978	4,784,407
Class B	27,909	—	114,753
Class C	125,993	284,431	538,147
Class I	24,324	127,590	59,203
Cost of shares redeemed
Class A	(16,628,147)	(27,134,606)	(43,174,507)
Class B	(381,326)	—	(1,028,941)
Class C	(2,289,096)	(3,486,924)	(9,382,113)
Class I	(1,613,272)	(1,473,606)	(2,961,117)
Net asset value of shares exchanged
Class A	94,848	—	145,927
Class B	(94,848)	—	(145,927)
Net decrease in net assets from Fund share transactions	$ (13,175,883)	$ (22,452,159)	$ (37,017,036)

Net decrease in net assets	$ (35,516,172)	$ (44,937,166)	$ (70,401,393)

Net Assets
At beginning of period	$204,858,380	$235,444,450	$377,026,681
At end of period	$169,342,208	$190,507,284	$306,625,288

Accumulated undistributed net investment income
included in net assets
At end of period	$ 551,201	$ 613,647	$ 459,104

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Changes in Net Assets (Unaudited) — continued

	Six Months Ended March 31, 2011
Increase (Decrease) in Net Assets	Ohio Fund	Rhode Island Fund
From operations —
Net investment income	$ 5,315,497	$ 1,005,722
Net realized loss from investment transactions, financial futures contracts and swap contracts	(934,528)	(372,769)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap
contracts	(25,383,000)	(3,570,442)
Net decrease in net assets from operations	$ (21,002,031)	$ (2,937,489)
Distributions to shareholders —
From net investment income
Class A	$ (4,773,146)	$ (853,520)
Class B	—	(86,925)
Class C	(484,183)	(61,926)
Class I	(8,405)	(205)
Total distributions to shareholders	$ (5,265,734)	$ (1,002,576)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 5,377,227	$ 840,562
Class B	—	53,017
Class C	1,197,104	523,237
Class I	3,735,683	72,655
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,011,580	496,265
Class B	—	36,394
Class C	306,347	24,782
Cost of shares redeemed
Class A	(46,487,917)	(7,512,475)
Class B	—	(226,497)
Class C	(7,500,837)	(870,745)
Class I	(350,756)	—
Net asset value of shares exchanged
Class A	—	1,101,132
Class B	—	(1,101,132)
Net decrease in net assets from Fund share transactions	$ (40,711,569)	$ (6,562,805)

Net decrease in net assets	$ (66,979,334)	$(10,502,870)

Net Assets
At beginning of period	$278,195,703	$ 49,000,636
At end of period	$211,216,369	$ 38,497,766

Accumulated distributions in excess of net investment income included in net assets
At end of period	$ (39,521)	$ (24,787)

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2010
Increase (Decrease) in Net Assets	California Fund	Massachusetts Fund	New York Fund
From operations —
Net investment income	$ 9,727,516	$ 11,493,243	$ 17,221,569
Net realized gain (loss) from investment transactions, financial futures contracts and swap
contracts	325,147	(5,946,402)	(7,250,145)
Net change in unrealized appreciation (depreciation) from investments, financial futures
contracts and swap contracts	125,594	6,041,718	9,786,686
Net increase in net assets from operations	$ 10,178,257	$ 11,588,559	$ 19,758,110
Distributions to shareholders —
From net investment income
Class A	$ (8,536,458)	$ (9,238,054)	$ (14,525,676)
Class B	(131,389)	(624,027)	(433,293)
Class C	(490,029)	(797,761)	(1,768,259)
Class I	(294,854)	(658,451)	(433,585)
Total distributions to shareholders	$ (9,452,730)	$ (11,318,293)	$ (17,160,813)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 7,840,473	$ 9,777,157	$ 26,366,550
Class B	583,758	189,612	1,704,324
Class C	2,438,649	7,556,854	11,378,545
Class I	6,842,580	5,552,656	12,993,282
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,118,447	5,149,085	10,095,421
Class B	62,283	374,564	255,977
Class C	296,750	528,512	1,154,313
Class I	13,015	220,988	47,953
Cost of shares redeemed
Class A	(40,479,728)	(46,003,526)	(65,442,475)
Class B	(532,404)	(2,544,730)	(1,418,987)
Class C	(2,623,478)	(4,240,421)	(9,294,102)
Class I	(1,387,412)	(1,087,107)	(1,618,464)
Net asset value of shares exchanged
Class A	388,198	2,533,540	364,036
Class B	(388,198)	(2,533,540)	(364,036)
Net asset value of shares merged *
Class A	—	18,029,357	—
Class B	—	(18,029,357)	—
Contingent deferred sales charges
Class B	—	751	—
Net decrease in net assets from Fund share transactions	$ (21,827,067)	$ (24,525,605)	$ (13,777,663)

Net decrease in net assets	$ (21,101,540)	$ (24,255,339)	$ (11,180,366)

Net Assets
At beginning of year	$225,959,920	$259,699,789	$388,207,047
At end of year	$204,858,380	$235,444,450	$377,026,681

Accumulated undistributed net investment income
included in net assets
At end of year	$ 370,186	$ 517,044	$ 408,352

* At the close of business on June 11, 2010, Class B shares of Massachusetts Fund merged into Class A shares.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Changes in Net Assets — continued

	Year Ended September 30, 2010
Increase (Decrease) in Net Assets	Ohio Fund	Rhode Island Fund
From operations —
Net investment income	$ 11,834,686	$ 2,107,194
Net realized loss from investment transactions, financial futures contracts and swap contracts	(3,671,144)	(404,079)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap
contracts	3,144,474	714,199
Net increase in net assets from operations	$ 11,308,016	$ 2,417,314
Distributions to shareholders —
From net investment income
Class A	$ (10,736,805)	$ (1,707,094)
Class B	—	(239,466)
Class C	(1,024,875)	(140,768)
Class I	(7)	(7)
Total distributions to shareholders	$ (11,761,687)	$ (2,087,335)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 26,879,812	$ 6,121,902
Class B	—	137,906
Class C	5,351,080	698,904
Class I	1,000	1,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,607,816	1,090,465
Class B	—	156,563
Class C	656,668	91,310
Cost of shares redeemed
Class A	(52,556,716)	(8,443,817)
Class B	—	(1,060,395)
Class C	(4,746,440)	(1,503,399)
Net asset value of shares exchanged
Class A	—	2,115,170
Class B	—	(2,115,170)
Net decrease in net assets from Fund share transactions	$ (17,806,780)	$ (2,709,561)

Net decrease in net assets	$ (18,260,451)	$ (2,379,582)

Net Assets
At beginning of year	$296,456,154	$51,380,218
At end of year	$278,195,703	$49,000,636

Accumulated distributions in excess of net investment income included in net assets
At end of year	$ (89,284)	$ (27,933)

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Statements of Cash Flows (Unaudited)

	Six Months Ended March 31, 2011
Cash Flows From Operating Activities	California Fund	Massachusetts Fund	New York Fund
Net decrease in net assets from operations	$(17,913,377)	$(17,406,161)	$(25,228,160)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(37,218,457)	(20,584,002)	(16,072,272)
Investments sold	56,772,426	49,696,622	57,370,120
Net amortization/accretion of premium (discount)	(773,055)	(349,552)	(725,547)
Decrease in interest receivable	309,627	474,954	564,179
Decrease (increase) in receivable for investments sold	106,933	(497,751)	66,248
Increase in receivable for variation margin on open financial futures contracts	(7,500)	(3,125)	(25,781)
Increase in payable for investments purchased	—	1,987,381	—
Decrease in payable for variation margin on open financial futures contracts	(3,125)	—	(20,500)
Increase (decrease) in payable for open swap contracts	179,322	(36,177)	(51,619)
Decrease in payable to affiliate for investment adviser fee	(10,338)	(8,967)	(8,269)
Decrease in payable to affiliate for distribution and service fees	(7,476)	(7,682)	(15,269)
Decrease in interest expense and fees payable	(20,056)	(20,246)	(20,880)
Decrease in accrued expenses	(77,058)	(71,549)	(99,596)
Net change in unrealized (appreciation) depreciation from investments	19,730,869	22,059,428	36,713,123
Net realized loss from investments	3,874,325	2,709,192	1,673,855
Net cash provided by operating activities	$ 24,943,060	$ 37,942,365	$ 54,119,632

Cash Flows From Financing Activities
Proceeds from Fund shares sold	$ 5,355,441	$ 6,664,087	$ 14,231,370
Fund shares redeemed	(21,063,756)	(31,730,917)	(55,278,750)
Distributions paid, net of reinvestments	(1,922,310)	(2,084,561)	(2,713,915)
Repayment of secured borrowings	(5,245,000)	(7,500,000)	(3,805,000)
Decrease in demand note payable	—	(700,000)	—
Net cash used in financing activities	$(22,875,625)	$(35,351,391)	$(47,566,295)

Net increase in cash	$ 2,067,435	$ 2,590,974	$ 6,553,337

Cash at beginning of period	$ 1,969,551	$ 82,252	$ 377,045

Cash at end of period	$ 4,036,986	$ 2,673,226	$ 6,930,382

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 2,528,714	$ 3,112,999	$ 5,496,510
Cash paid for interest and fees	134,492	121,178	205,909

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights

			California Fund — Class A
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 10.000	$ 9.940	$ 9.170	$ 10.620	$ 11.080	$ 10.900

Income (Loss) From Operations
Net investment income(1)	$ 0.235	$ 0.461	$ 0.454	$ 0.456	$ 0.458	$ 0.486
Net realized and unrealized gain (loss)	(1.109)	0.046	0.757	(1.411)	(0.280)	0.181
Total income (loss) from operations	$ (0.874)	$ 0.507	$ 1.211	$ (0.955)	$ 0.178	$ 0.667

Less Distributions
From net investment income	$ (0.226)	$ (0.447)	$ (0.441)	$ (0.450)	$ (0.462)	$ (0.487)
From net realized gain	—	—	—	(0.045)	(0.176)	—
Total distributions	$ (0.226)	$ (0.447)	$ (0.441)	$ (0.495)	$ (0.638)	$ (0.487)

Net asset value — End of period	$ 8.900	$ 10.000	$ 9.940	$ 9.170	$ 10.620	$ 11.080

Total Return(2)	(8.79)%(3)	5.36%	13.91%	(9.32)%	1.61%	6.28%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,372	$180,089	$206,762	$232,090	$261,254	$233,618
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.87%(4)	0.90%	0.91%	0.86%	0.84%(5)	0.86%
Interest and fee expense(6)	0.13%(4)	0.10%	0.18%	0.30%	0.33%	0.37%
Total expenses before custodian fee reduction	1.00%(4)	1.00%	1.09%	1.16%	1.17%(5)	1.23%
Expenses after custodian fee reduction excluding
interest and fees	0.87%(4)	0.90%	0.91%	0.84%	0.82%(5)	0.85%
Net investment income	5.09%(4)	4.76%	5.14%	4.47%	4.22%	4.45%
Portfolio Turnover	18%(3)	17%	21%	22%	41%	30%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			California Fund — Class B
	Six Months Ended		Year Ended September 30,
March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.250	$ 9.190	$ 8.480	$ 9.810	$10.260	$10.090

Income (Loss) From Operations
Net investment income(1)	$ 0.185	$ 0.358	$ 0.359	$ 0.351	$ 0.350	$ 0.374
Net realized and unrealized gain (loss)	(1.028)	0.051	0.696	(1.295)	(0.273)	0.171
Total income (loss) from operations	$(0.843)	$ 0.409	$ 1.055	$(0.944)	$ 0.077	$ 0.545

Less Distributions
From net investment income	$(0.177)	$(0.349)	$(0.345)	$(0.341)	$ (0.351)	$ (0.375)
From net realized gain	—	—	—	(0.045)	(0.176)	—
Total distributions	$(0.177)	$(0.349)	$(0.345)	$(0.386)	$ (0.527)	$ (0.375)

Net asset value — End of period	$ 8.230	$ 9.250	$ 9.190	$ 8.480	$ 9.810	$10.260

Total Return(2)	(9.16)%(3)	4.65%	13.01%	(9.91)%	0.73%	5.52%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 2,785	$ 3,375	$ 3,642	$ 3,371	$ 3,545	$ 4,090
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.63%(4)	1.65%	1.66%	1.61%	1.59%(5)	1.61%
Interest and fee expense(6)	0.13%(4)	0.10%	0.18%	0.30%	0.33%	0.37%
Total expenses before custodian fee reduction	1.76%(4)	1.75%	1.84%	1.91%	1.92%(5)	1.98%
Expenses after custodian fee reduction excluding interest and
fees	1.63%(4)	1.65%	1.66%	1.59%	1.57%(5)	1.60%
Net investment income	4.34%(4)	4.00%	4.39%	3.72%	3.48%	3.70%
Portfolio Turnover	18%(3)	17%	21%	22%	41%	30%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			California Fund — Class C
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.250	$ 9.190	$ 8.480	$ 9.810	$10.250	$10.090

Income (Loss) From Operations
Net investment income(1)	$ 0.186	$ 0.359	$ 0.359	$ 0.351	$ 0.348	$ 0.366
Net realized and unrealized gain (loss)	(1.029)	0.050	0.696	(1.295)	(0.261)	0.169
Total income (loss) from operations	$ (0.843)	$ 0.409	$ 1.055	$ (0.944)	$ 0.087	$ 0.535

Less Distributions
From net investment income	$ (0.177)	$ (0.349)	$ (0.345)	$ (0.341)	$ (0.351)	$ (0.375)
From net realized gain	—	—	—	(0.045)	(0.176)	—
Total distributions	$ (0.177)	$ (0.349)	$ (0.345)	$ (0.386)	$ (0.527)	$ (0.375)

Net asset value — End of period	$ 8.230	$ 9.250	$ 9.190	$ 8.480	$ 9.810	$10.250

Total Return(2)	(9.16)%(3)	4.65%	13.01%	(9.91)%	0.83%	5.42%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,178	$13,109	$12,903	$15,667	$11,465	$ 4,933
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.63%(4)	1.65%	1.66%	1.61%	1.59%(5)	1.61%
Interest and fee expense(6)	0.13%(4)	0.10%	0.18%	0.30%	0.33%	0.37%
Total expenses before custodian fee reduction	1.76%(4)	1.75%	1.84%	1.91%	1.92%(5)	1.98%
Expenses after custodian fee reduction excluding interest and
fees	1.63%(4)	1.65%	1.66%	1.59%	1.57%(5)	1.60%
Net investment income	4.35%(4)	4.00%	4.40%	3.73%	3.49%	3.62%
Portfolio Turnover	18%(3)	17%	21%	22%	41%	30%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

		California Fund — Class I
	Six Months Ended	Year Ended September 30,
	March 31, 2011			Period Ended
	(Unaudited)	2010	2009	September 30, 2008(1)
Net asset value — Beginning of period	$10.010	$9.950	$9.170	$ 9.530

Income (Loss) From Operations
Net investment income(2)	$ 0.246	$0.486	$0.481	$ 0.277
Net realized and unrealized gain (loss)	(1.109)	0.045	0.763	(0.362)
Total income (loss) from operations	$ (0.863)	$0.531	$1.244	$(0.085)

Less Distributions
From net investment income	$ (0.237)	$(0.471)	$(0.464)	$(0.275)
Total distributions	$ (0.237)	$(0.471)	$(0.464)	$(0.275)

Net asset value — End of period	$ 8.910	$10.010	$9.950	$ 9.170

Total Return(3)	(8.66)%(4)	5.61%	14.31%	(1.08)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 7,007	$8,286	$2,653	$ 110
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.62%(5)	0.65%	0.66%	0.63%(5)
Interest and fee expense(6)	0.13%(5)	0.10%	0.18%	0.30%(5)
Total expenses before custodian fee reduction	0.75%(5)	0.75%	0.84%	0.93%(5)
Expenses after custodian fee reduction excluding interest and fees	0.62%(5)	0.65%	0.66%	0.60%(5)
Net investment income	5.33%(5)	5.01%	5.35%	4.79%(5)
Portfolio Turnover	18%(4)	17%	21%	22%(7)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended September 30, 2008.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			Massachusetts Fund — Class A
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 8.870	$ 8.840	$ 8.050	$ 9.490	$ 9.850	$ 9.670

Income (Loss) From Operations
Net investment income(1)	$ 0.208	$ 0.420	$ 0.434	$ 0.428	$ 0.415	$ 0.432
Net realized and unrealized gain (loss)	(0.854)	0.022	0.774	(1.459)	(0.356)	0.180
Total income (loss) from operations	$ (0.646)	$ 0.442	$ 1.208	$ (1.031)	$ 0.059	$ 0.612

Less Distributions
From net investment income	$ (0.204)	$ (0.412)	$ (0.418)	$ (0.409)	$ (0.419)	$ (0.432)
Total distributions	$ (0.204)	$ (0.412)	$ (0.418)	$ (0.409)	$ (0.419)	$ (0.432)

Net asset value — End of period	$ 8.020	$ 8.870	$ 8.840	$ 8.050	$ 9.490	$ 9.850

Total Return(2)	(7.32)%(3)	5.26%	15.84%	(11.19)%	0.57%	6.51%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$158,164	$196,939	$206,922	$211,228	$254,366	$197,580
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(4)	0.81%	0.83%	0.78%	0.77%(5)	0.79%
Interest and fee expense(6)	0.10%(4)	0.10%	0.21%	0.25%	0.47%	0.42%
Total expenses before custodian fee reduction	0.88%(4)	0.91%	1.04%	1.03%	1.24%(5)	1.21%
Expenses after custodian fee reduction excluding
interest and fees	0.78%(4)	0.81%	0.83%	0.77%	0.76%(5)	0.77%
Net investment income	5.03%(4)	4.87%	5.59%	4.73%	4.26%	4.48%
Portfolio Turnover	9%(3)	12%	21%	31%	65%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			Massachusetts Fund — Class C
	Six Months Ended		Year Ended September 30,
	March 31, 2011					Period Ended
	(Unaudited)	2010	2009	2008	2007	September 30, 2006(1)
Net asset value — Beginning of period	$ 8.880	$ 8.850	$ 8.050	$ 9.500	$ 9.850	$ 9.610

Income (Loss) From Operations
Net investment income(2)	$ 0.177	$ 0.354	$ 0.376	$ 0.361	$ 0.342	$ 0.136
Net realized and unrealized gain (loss)	(0.864)	0.026	0.783	(1.473)	(0.346)	0.254
Total income (loss) from operations	$ (0.687)	$ 0.380	$ 1.159	$ (1.112)	$ (0.004)	$ 0.390

Less Distributions
From net investment income	$ (0.173)	$ (0.350)	$ (0.359)	$ (0.338)	$ (0.346)	$(0.150)
Total distributions	$ (0.173)	$ (0.350)	$ (0.359)	$ (0.338)	$ (0.346)	$(0.150)

Net asset value — End of period	$ 8.020	$ 8.880	$ 8.850	$ 8.050	$ 9.500	$ 9.850

Total Return(3)	(7.77)%(4)	4.50%	15.10%	(11.99)%	(0.07)%	4.10%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,797	$22,718	$18,702	$17,704	$17,583	$ 2,825
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.53%(5)	1.55%	1.58%	1.54%	1.51%(6)	1.54%(5)
Interest and fee expense(7)	0.10%(5)	0.10%	0.21%	0.25%	0.47%	0.42%(5)
Total expenses before custodian fee reduction	1.63%(5)	1.65%	1.79%	1.79%	1.98%(6)	1.96%(5)
Expenses after custodian fee reduction excluding
interest and fees	1.53%(5)	1.55%	1.58%	1.52%	1.50%(6)	1.52%(5)
Net investment income	4.28%(5)	4.10%	4.83%	3.99%	3.53%	3.40%(5)
Portfolio Turnover	9%(4)	12%	21%	31%	65%	28%(8)

(1)	For the period from the start of business, May 2, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended September 30, 2006.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

		Massachusetts Fund — Class I
	Six Months Ended	Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 8.870	$ 8.840	$ 8.050	$ 9.490	$ 9.850	$ 9.670

Income (Loss) From Operations
Net investment income(1)	$ 0.216	$ 0.436	$ 0.450	$ 0.446	$ 0.435	$ 0.453
Net realized and unrealized gain (loss)	(0.864)	0.023	0.774	(1.458)	(0.356)	0.178
Total income (loss) from operations	$ (0.648)	$ 0.459	$ 1.224	$ (1.012)	$ 0.079	$ 0.631

Less Distributions
From net investment income	$ (0.212)	$ (0.429)	$ (0.434)	$ (0.428)	$ (0.439)	$ (0.451)
Total distributions	$ (0.212)	$ (0.429)	$ (0.434)	$ (0.428)	$ (0.439)	$ (0.451)

Net asset value — End of period	$ 8.010	$ 8.870	$ 8.840	$ 8.050	$ 9.490	$ 9.850

Total Return(2)	(7.34)%(3)	5.46%	16.08%	(11.00)%	0.77%	6.72%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,546	$15,788	$10,926	$13,042	$16,730	$13,227
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.58%(4)	0.60%	0.63%	0.58%	0.57%(5)	0.59%
Interest and fee expense(6)	0.10%(4)	0.10%	0.21%	0.25%	0.47%	0.42%
Total expenses before custodian fee reduction	0.68%(4)	0.70%	0.84%	0.83%	1.04%(5)	1.01%
Expenses after custodian fee reduction excluding interest and
fees	0.58%(4)	0.60%	0.63%	0.57%	0.56%(5)	0.57%
Net investment income	5.23%(4)	5.06%	5.80%	4.93%	4.47%	4.69%
Portfolio Turnover	9%(3)	12%	21%	31%	65%	28%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			New York Fund — Class A
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.790	$ 9.710	$ 8.850	$ 10.400	$ 10.750	$ 10.700

Income (Loss) From Operations
Net investment income(1)	$ 0.230	$ 0.453	$ 0.459	$ 0.471	$ 0.466	$ 0.476
Net realized and unrealized gain (loss)	(0.892)	0.077	0.857	(1.563)	(0.305)	0.170
Total income (loss) from operations	$ (0.662)	$ 0.530	$ 1.316	$ (1.092)	$ 0.161	$ 0.646

Less Distributions
From net investment income	$ (0.228)	$ (0.450)	$ (0.456)	$ (0.458)	$ (0.458)	$ (0.473)
From net realized gain	—	—	—	—	(0.053)	(0.123)
Total distributions	$ (0.228)	$ (0.450)	$ (0.456)	$ (0.458)	$ (0.511)	$ (0.596)

Net asset value — End of period	$ 8.900	$ 9.790	$ 9.710	$ 8.850	$ 10.400	$ 10.750

Total Return(2)	(6.79)%(3)	5.70%	15.77%	(10.86)%	1.50%	6.29%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$248,594	$305,437	$332,257	$319,101	$400,671	$393,479
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.78%(4)	0.79%	0.83%	0.78%	0.77%(5)	0.79%
Interest and fee expense(6)	0.11%(4)	0.09%	0.19%	0.38%	0.48%	0.48%
Total expenses before custodian fee reduction	0.89%(4)	0.88%	1.02%	1.16%	1.25%(5)	1.27%
Expenses after custodian fee reduction excluding
interest and fees	0.78%(4)	0.79%	0.83%	0.77%	0.75%(5)	0.78%
Net investment income	5.03%(4)	4.75%	5.42%	4.71%	4.39%	4.50%
Portfolio Turnover	4%(3)	14%	44%	45%	35%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			New York Fund — Class B
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.800	$ 9.730	$ 8.870	$10.420	$10.760	$10.700

Income (Loss) From Operations
Net investment income(1)	$ 0.196	$ 0.381	$ 0.396	$ 0.397	$ 0.386	$ 0.396
Net realized and unrealized gain (loss)	(0.892)	0.072	0.856	(1.566)	(0.295)	0.181
Total income (loss) from operations	$(0.696)	$ 0.453	$ 1.252	$ (1.169)	$ 0.091	$ 0.577

Less Distributions
From net investment income	$(0.194)	$ (0.383)	$ (0.392)	$ (0.381)	$ (0.378)	$ (0.394)
From net realized gain	—	—	—	—	(0.053)	(0.123)
Total distributions	$(0.194)	$ (0.383)	$ (0.392)	$ (0.381)	$ (0.431)	$ (0.517)

Net asset value — End of period	$ 8.910	$ 9.800	$ 9.730	$ 8.870	$10.420	$10.760

Total Return(2)	(7.13)%(3)	4.84%	14.87%	(11.53)%	0.83%	5.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 9,824	$11,328	$11,064	$10,552	$11,439	$ 9,488
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.53%(4)	1.54%	1.58%	1.53%	1.51%(5)	1.54%
Interest and fee expense(6)	0.11%(4)	0.09%	0.19%	0.38%	0.48%	0.48%
Total expenses before custodian fee reduction	1.64%(4)	1.63%	1.77%	1.91%	1.99%(5)	2.02%
Expenses after custodian fee reduction excluding interest and
fees	1.53%(4)	1.54%	1.58%	1.52%	1.50%(5)	1.53%
Net investment income	4.27%(4)	3.99%	4.68%	3.96%	3.63%	3.74%
Portfolio Turnover	4%(3)	14%	44%	45%	35%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			New York Fund — Class C
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.790	$ 9.720	$ 8.860	$10.400	$10.750	$10.700

Income (Loss) From Operations
Net investment income(1)	$ 0.196	$ 0.381	$ 0.395	$ 0.396	$ 0.383	$ 0.391
Net realized and unrealized gain (loss)	(0.892)	0.072	0.857	(1.556)	(0.302)	0.176
Total income (loss) from operations	$ (0.696)	$ 0.453	$ 1.252	$ (1.160)	$ 0.081	$ 0.567

Less Distributions
From net investment income	$ (0.194)	$ (0.383)	$ (0.392)	$ (0.380)	$ (0.378)	$ (0.394)
From net realized gain	—	—	—	—	(0.053)	(0.123)
Total distributions	$ (0.194)	$ (0.383)	$ (0.392)	$ (0.380)	$ (0.431)	$ (0.517)

Net asset value — End of period	$ 8.900	$ 9.790	$ 9.720	$ 8.860	$10.400	$10.750

Total Return(2)	(7.14)%(3)	4.84%	14.88%	(11.46)%	0.73%	5.50%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,594	$46,852	$43,214	$32,684	$31,131	$13,889
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%(4)	1.54%	1.58%	1.53%	1.51%(5)	1.54%
Interest and fee expense(6)	0.11%(4)	0.09%	0.19%	0.38%	0.48%	0.48%
Total expenses before custodian fee reduction	1.65%(4)	1.63%	1.77%	1.91%	1.99%(5)	2.02%
Expenses after custodian fee reduction excluding interest and
fees	1.54%(4)	1.54%	1.58%	1.52%	1.50%(5)	1.53%
Net investment income	4.27%(4)	3.99%	4.65%	3.97%	3.62%	3.70%
Portfolio Turnover	4%(3)	14%	44%	45%	35%	34%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

		New York Fund — Class I
	Six Months Ended	Year Ended September 30,
	March 31, 2011			Period Ended
	(Unaudited)	2010	2009	September 30, 2008
Net asset value — Beginning of period	$ 9.780	$9.710	$8.850	$ 9.340

Income (Loss) From Operations
Net investment income(2)	$ 0.239	$0.473	$0.481	$ 0.290
Net realized and unrealized gain (loss)	(0.881)	0.065	0.852	(0.504)
Total income (loss) from operations	$ (0.642)	$0.538	$1.333	$(0.214)

Less Distributions
From net investment income	$ (0.238)	$(0.468)	$(0.473)	$(0.276)
Total distributions	$ (0.238)	$(0.468)	$(0.473)	$(0.276)

Net asset value — End of period	$ 8.900	$9.780	$9.710	$ 8.850

Total Return(3)	(6.60)%(4)	5.78%	16.00%	(2.51)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,613	$13,409	$1,672	$ 227
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.58%(5)	0.59%	0.63%	0.61%(5)
Interest and fee expense(6)	0.11%(5)	0.09%	0.19%	0.38%(5)
Total expenses before custodian fee reduction	0.69%(5)	0.68%	0.82%	0.99%(5)
Expenses after custodian fee reduction excluding interest and fees	0.58%(5)	0.59%	0.63%	0.58%(5)
Net investment income	5.22%(5)	4.95%	5.61%	5.09%(5)
Portfolio Turnover	4%(4)	14%	44%	45%(7)

(1)	For the period from the start of business, March 3, 2008, to September 30, 2008.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	For the year ended September 30, 2008.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			Ohio Fund — Class A
	Six Months Ended		Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.140	$ 9.150	$ 8.140	$ 9.240	$ 9.450	$ 9.320

Income (Loss) From Operations
Net investment income(1)	$ 0.191	$ 0.378	$ 0.381	$ 0.384	$ 0.382	$ 0.420
Net realized and unrealized gain (loss)	(0.872)	(0.013)	1.008	(1.108)	(0.197)	0.137
Total income (loss) from operations	$ (0.681)	$ 0.365	$ 1.389	$ (0.724)	$ 0.185	$ 0.557

Less Distributions
From net investment income	$ (0.189)	$ (0.375)	$ (0.379)	$ (0.376)	$ (0.395)	$ (0.427)
Total distributions	$ (0.189)	$ (0.375)	$ (0.379)	$ (0.376)	$ (0.395)	$ (0.427)

Net asset value — End of period	$ 8.270	$ 9.140	$ 9.150	$ 8.140	$ 9.240	$ 9.450

Total Return(2)	(7.48)%(3)	4.17%	17.71%	(8.09)%	1.98%	6.15%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,153	$247,554	$267,068	$251,447	$274,850	$182,719
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%(4)	0.76%	0.80%	0.77%	0.77%(5)	0.78%
Interest and fee expense(6)	0.03%(4)	0.02%	0.08%	0.20%	0.31%	0.47%
Total expenses before custodian fee reduction	0.80%(4)	0.78%	0.88%	0.97%	1.08%(5)	1.25%
Expenses after custodian fee reduction excluding
interest and fees	0.77%(4)	0.76%	0.80%	0.75%	0.74%(5)	0.75%
Net investment income	4.50%(4)	4.23%	4.66%	4.28%	4.09%	4.53%
Portfolio Turnover	4%(3)	6%	10%	30%	39%	24%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			Ohio Fund — Class C
	Six Months Ended		Year Ended September 30,
	March 31, 2011					Period Ended
	(Unaudited)	2010	2009	2008	2007	September 30, 2006(1)
Net asset value — Beginning of period	$ 9.140	$ 9.150	$ 8.130	$ 9.240	$ 9.440	$ 9.300

Income (Loss) From Operations
Net investment income(2)	$ 0.159	$ 0.311	$ 0.320	$ 0.316	$ 0.310	$ 0.211
Net realized and unrealized gain (loss)	(0.882)	(0.011)	1.017	(1.118)	(0.186)	0.160
Total income (loss) from operations	$ (0.723)	$ 0.300	$ 1.337	$ (0.802)	$ 0.124	$ 0.371

Less Distributions
From net investment income	$ (0.157)	$ (0.310)	$ (0.317)	$ (0.308)	$ (0.324)	$(0.231)
Total distributions	$ (0.157)	$ (0.310)	$ (0.317)	$ (0.308)	$ (0.324)	$(0.231)

Net asset value — End of period	$ 8.260	$ 9.140	$ 9.150	$ 8.130	$ 9.240	$ 9.440

Total Return(3)	(7.93)%(4)	3.42%	16.98%	(8.91)%	1.32%	4.06%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,697	$30,641	$29,388	$30,157	$30,804	$ 8,294
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%(5)	1.51%	1.55%	1.52%	1.52%(6)	1.53%(5)
Interest and fee expense(7)	0.03%(5)	0.02%	0.08%	0.20%	0.31%	0.47%(5)
Total expenses before custodian fee reduction	1.55%(5)	1.53%	1.63%	1.72%	1.83%(6)	2.00%(5)
Expenses after custodian fee reduction excluding
interest and fees	1.52%(5)	1.51%	1.55%	1.50%	1.49%(6)	1.50%(5)
Net investment income	3.74%(5)	3.47%	3.92%	3.53%	3.33%	3.45%(5)
Portfolio Turnover	4%(4)	6%	10%	30%	39%	24%(8)

(1)	For the period from the start of business, February 3, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended September 30, 2006.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

Ohio Fund — Class I
Six Months Ended
	March 31, 2011	Period Ended
	(Unaudited)	September 30, 2010(1)
Net asset value — Beginning of period	$ 9.140	$ 8.960

Income (Loss) From Operations
Net investment income(2)	$ 0.196	$ 0.061
Net realized and unrealized gain (loss)	(0.869)	0.180
Total income (loss) from operations	$(0.673)	$ 0.241

Less Distributions
From net investment income	$(0.197)	$(0.061)
Total distributions	$(0.197)	$(0.061)

Net asset value — End of period	$ 8.270	$ 9.140

Total Return(3)	(7.49)%(4)	2.81%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,366	$ 1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.58%(5)	0.57%(5)
Interest and fee expense(6)	0.03%(5)	0.02%(5)
Total expenses(7)	0.61%(5)	0.59%(5)
Net investment income	4.71%(5)	4.19%(5)
Portfolio Turnover	4%(4)	6%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to September 30, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	For the year ended September 30, 2010.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

	Rhode Island Fund — Class A
	Six Months Ended	Year Ended September 30,
	March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.070	$ 9.000	$ 8.380	$ 9.640	$ 9.860	$ 9.760

Income (Loss) From Operations
Net investment income(1)	$ 0.204	$ 0.389	$ 0.392	$ 0.411	$ 0.411	$ 0.423
Net realized and unrealized gain (loss)	(0.761)	0.066	0.622	(1.265)	(0.225)	0.106
Total income (loss) from operations	$ (0.557)	$ 0.455	$ 1.014	$ (0.854)	$ 0.186	$ 0.529

Less Distributions
From net investment income	$ (0.203)	$ (0.385)	$ (0.394)	$ (0.406)	$ (0.406)	$ (0.429)
Total distributions	$ (0.203)	$ (0.385)	$ (0.394)	$ (0.406)	$ (0.406)	$ (0.429)

Net asset value — End of period	$ 8.310	$ 9.070	$ 9.000	$ 8.380	$ 9.640	$ 9.860

Total Return(2)	(6.17)%(3)	5.24%	12.70%	(9.14)%	1.91%	5.56%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,929	$40,266	$39,064	$37,003	$46,764	$39,291
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.70%(4)	0.74%	0.79%	0.79%	0.74%(5)	0.75%
Interest and fee expense(6)	0.04%(4)	0.02%	0.08%	0.17%	0.40%	0.35%
Total expenses before custodian fee reduction	0.74%(4)	0.76%	0.87%	0.96%	1.14%(5)	1.10%
Expenses after custodian fee reduction excluding interest and
fees	0.70%(4)	0.74%	0.79%	0.77%	0.69%(5)	0.72%
Net investment income	4.78%(4)	4.38%	4.80%	4.43%	4.20%	4.34%
Portfolio Turnover	1%(3)	10%	27%	8%	14%	19%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

		Rhode Island Fund — Class B
	Six Months Ended	Year Ended September 30,
March 31, 2011
	(Unaudited)	2010	2009	2008	2007	2006
Net asset value — Beginning of period	$ 9.280	$ 9.210	$ 8.570	$ 9.860	$10.080	$ 9.980

Income (Loss) From Operations
Net investment income(1)	$ 0.175	$ 0.330	$ 0.339	$ 0.349	$ 0.345	$ 0.361
Net realized and unrealized gain (loss)	(0.770)	0.068	0.640	(1.298)	(0.224)	0.103
Total income (loss) from operations	$(0.595)	$ 0.398	$ 0.979	$ (0.949)	$ 0.121	$ 0.464

Less Distributions
From net investment income	$(0.175)	$(0.328)	$(0.339)	$ (0.341)	$ (0.341)	$ (0.364)
Total distributions	$(0.175)	$(0.328)	$(0.339)	$ (0.341)	$ (0.341)	$ (0.364)

Net asset value — End of period	$ 8.510	$ 9.280	$ 9.210	$ 8.570	$ 9.860	$10.080

Total Return(2)	(6.44)%(3)	4.46%	11.92%	(9.87)%	1.20%	4.76%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 3,634	$ 5,272	$ 8,157	$10,286	$13,989	$18,564
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.46%(4)	1.50%	1.54%	1.54%	1.49%(5)	1.50%
Interest and fee expense(6)	0.04%(4)	0.02%	0.08%	0.17%	0.40%	0.35%
Total expenses before custodian fee reduction	1.50%(4)	1.52%	1.62%	1.71%	1.89%(5)	1.85%
Expenses after custodian fee reduction excluding interest and
fees	1.46%(4)	1.50%	1.54%	1.52%	1.44%(5)	1.47%
Net investment income	4.01%(4)	3.64%	4.08%	3.68%	3.45%	3.62%
Portfolio Turnover	1%(3)	10%	27%	8%	14%	19%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(3)	Not annualized.
(4)	Annualized.
(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

			Rhode Island Fund — Class C
	Six Months Ended		Year Ended September 30,
	March 31, 2011					Period Ended
	(Unaudited)	2010	2009	2008	2007	September 30, 2006(1)
Net asset value — Beginning of period	$ 9.280	$ 9.220	$ 8.580	$ 9.870	$10.090	$10.040

Income (Loss) From Operations
Net investment income(2)	$ 0.177	$ 0.331	$ 0.339	$ 0.347	$ 0.344	$ 0.173
Net realized and unrealized gain (loss)	(0.772)	0.057	0.640	(1.296)	(0.223)	0.065
Total income (loss) from operations	$(0.595)	$ 0.388	$ 0.979	$(0.949)	$ 0.121	$ 0.238

Less Distributions
From net investment income	$(0.175)	$(0.328)	$(0.339)	$(0.341)	$ (0.341)	$ (0.188)
Total distributions	$(0.175)	$(0.328)	$(0.339)	$(0.341)	$ (0.341)	$ (0.188)

Net asset value — End of period	$ 8.510	$ 9.280	$ 9.220	$ 8.580	$ 9.870	$10.090

Total Return(3)	(6.44)%(4)	4.35%	11.91%	(9.85)%	1.20%	2.40%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 2,862	$ 3,461	$ 4,159	$ 3,435	$ 3,281	$ 428
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.45%(5)	1.50%	1.54%	1.54%	1.48%(6)	1.50%(5)
Interest and fee expense(7)	0.04%(5)	0.02%	0.08%	0.17%	0.40%	0.35%(5)
Total expenses before custodian fee reduction	1.49%(5)	1.52%	1.62%	1.71%	1.88%(6)	1.85%(5)
Expenses after custodian fee reduction excluding
interest and fees	1.45%(5)	1.50%	1.54%	1.52%	1.44%(6)	1.47%(5)
Net investment income	4.04%(5)	3.64%	4.07%	3.66%	3.45%	3.23%(5)
Portfolio Turnover	1%(4)	10%	27%	8%	14%	19%(8)

(1)	For the period from the start of business, March 20, 2006, to September 30, 2006.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.
(4)	Not annualized.
(5)	Annualized.
(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.
(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(8)	For the year ended September 30, 2006.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Financial Highlights — continued

Rhode Island Fund — Class I
Six Months Ended
	March 31, 2011	Period Ended
	(Unaudited)	September 30, 2010(1)
Net asset value — Beginning of period	$ 9.060	$ 8.900

Income (Loss) From Operations
Net investment income(2)	$ 0.212	$ 0.067
Net realized and unrealized gain (loss)	(0.744)	0.159
Total income (loss) from operations	$(0.532)	$ 0.226

Less Distributions
From net investment income	$(0.208)	$(0.066)
Total distributions	$(0.208)	$(0.066)

Net asset value — End of period	$ 8.320	$ 9.060

Total Return(3)	(5.90)%(4)	2.54%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 73	$ 1
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	0.51%(5)	0.55%(5)
Interest and fee expense(6)	0.04%(5)	0.02%(5)
Total expenses(7)	0.55%(5)	0.57%(5)
Net investment income	5.06%(5)	4.55%(5)
Portfolio Turnover	1%(4)	10%(8)

(1)	For the period from the commencement of operations on August 3, 2010 to September 30, 2010.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(4)	Not annualized.
(5)	Annualized.
(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	For the year ended September 30, 2010.

See Notes to Financial Statements.

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-four funds, five of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipal Income Fund (California Fund), Eaton Vance Massachusetts Municipal Income Fund (Massachusetts Fund), Eaton Vance New York Municipal Income Fund (New York Fund), Eaton Vance Ohio Municipal Income Fund (Ohio Fund), and Eaton Vance Rhode Island Municipal Income Fund (Rhode Island Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Funds offer four classes of shares except for the Massachusetts Fund and Ohio Fund, which offer three classes of shares. Shares of Rhode Island Fund are not available to new investors as of the close of business on April 14, 2011 (see Note 12). Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

At September 30, 2010, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

		Massachusetts			Rhode Island
Expiration Date	California Fund	Fund	New York Fund	Ohio Fund	Fund

September 30, 2011	$ —	$ 1,430,573	$ —	$ 5,839,721	$ —
September 30, 2012	—	355,911	—	—	—
September 30, 2013	—	1,751,809	—	1,709,089	384,825
September 30, 2015	—	440,164	108,787	—	—
September 30, 2016	658,740	91,224	2,215,774	240,163	71,778
September 30, 2017	7,884,903	9,824,104	2,053,235	5,075,023	1,132,394
September 30, 2018	12,351,723	20,239,992	22,999,420	10,217,857	2,179,505

	$20,895,366	$34,133,777	$27,377,216	$23,081,853	$3,768,502

Additionally, at September 30, 2010, Massachusetts Fund, New York Fund, Ohio Fund and Rhode Island Fund had net capital losses of $5,097,546, $6,543,818, $3,441,799 and $406,015, respectively, attributable to security transactions incurred after October 31, 2009. These net capital losses are treated as arising on the first day of the Funds’ taxable year ending September 30, 2011.

As of March 31, 2011, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby a Fund may sell a variable or fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Fund, and which may have been, but is not required to be, the bond purchased from the Fund (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Fund, thereby terminating the SPV. Should the Fund exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

liabilities, the Funds account for the transaction described above as a secured borrowing by including the Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Fund, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2011, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Floating Rate Notes Outstanding	$23,120,000	$18,650,000	$41,185,000	$ 7,470,000	$ 1,695,000
Interest Rate or Range of Interest Rates (%)	0.25 – 0.35	0.25 – 0.32	0.25 – 0.32	0.30 – 0.35	0.30 – 0.35
Collateral for Floating Rate Notes Outstanding	$32,803,488	$26,992,101	$58,942,019	$11,584,731	$ 2,512,368

For the six months ended March 31, 2011, the Funds’ average Floating Rate Notes outstanding and the average interest rate (annualized) including fees were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Average Floating Rate Notes Outstanding	$26,219,451	$22,935,714	$43,896,978	$7,470,000	$1,695,000
Average Interest Rate	0.88%	0.88%	0.85%	1.03%	0.97%

The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Funds had no shortfalls as of March 31, 2011.

The Funds may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Funds’ investment policies do not allow the Funds to borrow money except as permitted by the 1940 Act. Management believes that the Funds’ restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds’ Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds’ restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K Interest Rate Swaps — Pursuant to interest rate swap agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

N Interim Financial Statements — The interim financial statements relating to March 31, 2011 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table (except for California Fund) and is payable monthly.

	Annual Asset	Daily Income
Daily Net Assets	Rate	Rate

Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are reduced. For California Fund, the annual asset rate and daily income rate are 0.30% and 3.00%, respectively, on average daily net assets of up to $500 million and at reduced rates on daily net assets of $500 million or more. For the six months ended March 31, 2011, investment adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Investment Adviser Fee	$433,298	$444,535	$744,614	$505,603	$54,354
Effective Annual Rate	0.47%	0.43%	0.45%	0.42%	0.25%

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Funds’ principal underwriter, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the six months ended March 31, 2011 were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

EVM’s Sub-Transfer Agent Fees	$2,006	$2,046	$ 3,894	$ 3,012	$ 460
EVD’s Class A Sales Charges	$6,803	$8,520	$15,577	$13,682	$3,416

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the six months ended March 31, 2011 for Class A shares amounted to the following:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Class A Distribution and Service Fees	$201,445	$173,205	$270,533	$214,723	$35,908

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, each Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended March 31, 2011, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (annualized) of the average daily net assets of each Fund’s Class B and Class C shares:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Class B Distribution Fees	$11,422	$ —	$ 38,913	$ —	$16,377
Class C Distribution Fees	$42,250	$78,181	$154,185	$98,394	$11,547

At March 31, 2011, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Class B	$ 20,000	$ —	$ 234,000	$ —	$999,000
Class C	$1,081,000	$2,082,000	$3,307,000	$2,834,000	$419,000

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended March 31, 2011 amounted to the following:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Class B Service Fees	$ 3,807	$ —	$10,377	$ —	$4,367
Class C Service Fees	$14,083	$20,848	$41,116	$26,239	$3,079

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the six months ended March 31, 2011, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Class A	$9,000	$2,000	$1,000	$7,000	$14,000
Class B	$5,000	$ —	$8,000	$ —	$ 1,000
Class C	$ 100	$4,000	$5,000	$2,000	$ 400

6 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended March 31, 2011 were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Purchases	$37,218,457	$20,584,002	$16,072,272	$ 9,583,202	$ 491,250
Sales	$56,772,426	$49,696,622	$57,370,120	$50,956,381	$6,382,240

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund
	Six Months Ended
	March 31, 2011	Year Ended
Class A	(Unaudited)	September 30, 2010

Sales	333,375	810,155
Issued to shareholders electing to receive payments of distributions in Fund shares	256,054	529,284
Redemptions	(1,822,549)	(4,184,555)
Exchange from Class B shares	10,057	40,833

Net decrease	(1,223,063)	(2,804,283)

	Six Months Ended
	March 31, 2011	Year Ended
Class B	(Unaudited)	September 30, 2010

Sales	27,087	65,057
Issued to shareholders electing to receive payments of distributions in Fund shares	3,293	6,970
Redemptions	(46,097)	(59,359)
Exchange to Class A shares	(10,873)	(44,074)

Net decrease	(26,590)	(31,406)

	Six Months Ended
	March 31, 2011	Year Ended
Class C	(Unaudited)	September 30, 2010

Sales	73,162	273,557
Issued to shareholders electing to receive payments of distributions in Fund shares	14,834	33,181
Redemptions	(268,655)	(293,417)

Net increase (decrease)	(180,659)	13,321

	Six Months Ended
	March 31, 2011	Year Ended
Class I	(Unaudited)	September 30, 2010

Sales	134,539	702,606
Issued to shareholders electing to receive payments of distributions in Fund shares	2,666	1,327
Redemptions	(178,334)	(143,130)

Net increase (decrease)	(41,129)	560,803

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

Massachusetts Fund
	Six Months Ended
	March 31, 2011	Year Ended
Class A	(Unaudited)	September 30, 2010

Sales (including merger of Class B shares)	528,599	3,228,985
Issued to shareholders electing to receive payments of distributions in Fund shares	328,644	599,059
Redemptions	(3,318,480)	(5,341,104)
Exchange from Class B shares	—	296,118

Net decrease	(2,461,237)	(1,216,942)

		Year Ended
Class B		September 30, 2010(1)

Sales		22,135
Issued to shareholders electing to receive payments of distributions in Fund shares		43,901
Redemptions		(297,544)
Exchange to Class A shares		(295,918)
Merger to Class A shares		(2,090,215)

Net decrease		(2,617,641)

	Six Months Ended
	March 31, 2011	Year Ended
Class C	(Unaudited)	September 30, 2010

Sales	179,418	876,955
Issued to shareholders electing to receive payments of distributions in Fund shares	34,543	61,432
Redemptions	(428,871)	(493,720)

Net increase (decrease)	(214,910)	444,667

	Six Months Ended
	March 31, 2011	Year Ended
Class I	(Unaudited)	September 30, 2010

Sales	76,013	644,609
Issued to shareholders electing to receive payments of distributions in Fund shares	15,545	25,650
Redemptions	(180,663)	(127,016)

Net increase (decrease)	(89,105)	543,243

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

New York Fund
	Six Months Ended
	March 31, 2011	Year Ended
Class A	(Unaudited)	September 30, 2010

Sales	900,907	2,767,023
Issued to shareholders electing to receive payments of distributions in Fund shares	524,067	1,060,258
Redemptions	(4,723,674)	(6,868,422)
Exchange from Class B shares	15,886	38,437

Net decrease	(3,282,814)	(3,002,704)

	Six Months Ended
	March 31, 2011	Year Ended
Class B	(Unaudited)	September 30, 2010

Sales	63,160	178,562
Issued to shareholders electing to receive payments of distributions in Fund shares	12,557	26,859
Redemptions	(113,671)	(148,295)
Exchange to Class A shares	(15,865)	(38,388)

Net increase (decrease)	(53,819)	18,738

	Six Months Ended
	March 31, 2011	Year Ended
Class C	(Unaudited)	September 30, 2010

Sales	298,097	1,193,568
Issued to shareholders electing to receive payments of distributions in Fund shares	58,919	121,173
Redemptions	(1,032,730)	(975,512)

Net increase (decrease)	(675,714)	339,229

	Six Months Ended
	March 31, 2011	Year Ended
Class I	(Unaudited)	September 30, 2010

Sales	260,412	1,361,227
Issued to shareholders electing to receive payments of distributions in Fund shares	6,484	4,996
Redemptions	(332,474)	(168,080)

Net increase (decrease)	(65,578)	1,198,143

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

Ohio Fund
	Six Months Ended
	March 31, 2011	Year Ended
Class A	(Unaudited)	September 30, 2010

Sales	627,038	3,011,054
Issued to shareholders electing to receive payments of distributions in Fund shares	355,294	739,318
Redemptions	(5,539,907)	(5,866,909)

Net decrease	(4,557,575)	(2,116,537)

	Six Months Ended
	March 31, 2011	Year Ended
Class C	(Unaudited)	September 30, 2010

Sales	138,498	598,181
Issued to shareholders electing to receive payments of distributions in Fund shares	36,128	73,490
Redemptions	(901,446)	(531,674)

Net increase (decrease)	(726,820)	139,997

	Six Months Ended
	March 31, 2011	Period Ended
Class I	(Unaudited)	September 30, 2010(2)

Sales	449,003	112
Redemptions	(42,093)	—

Net increase	406,910	112

Rhode Island Fund
	Six Months Ended
	March 31, 2011	Year Ended
Class A	(Unaudited)	September 30, 2010

Sales	98,008	693,111
Issued to shareholders electing to receive payments of distributions in Fund shares	58,219	123,005
Redemptions	(886,269)	(953,974)
Exchange from Class B shares	128,908	238,344

Net increase (decrease)	(601,134)	100,486

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

	Six Months Ended
	March 31, 2011	Year Ended
Class B	(Unaudited)	September 30, 2010

Sales	6,013	15,094
Issued to shareholders electing to receive payments of distributions in Fund shares	4,170	17,289
Redemptions	(25,556)	(116,956)
Exchange to Class A shares	(125,875)	(232,788)

Net decrease	(141,248)	(317,361)

	Six Months Ended
	March 31, 2011	Year Ended
Class C	(Unaudited)	September 30, 2010

Sales	59,769	77,458
Issued to shareholders electing to receive payments of distributions in Fund shares	2,842	10,067
Redemptions	(99,368)	(165,891)

Net decrease	(36,757)	(78,366)

	Six Months Ended
	March 31, 2011	Period Ended
Class I	(Unaudited)	September 30, 2010(2)

Sales	8,691	112

Net increase	8,691	112

(1)	At the close of business on June 11, 2010, Class B shares of Massachusetts Fund were merged into Class A shares.
(2) Class I of Ohio Fund and Rhode Island Fund commenced operations on August 3, 2010.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2011, as determined on a federal income tax basis, were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund
Aggregate cost	$170,485,599	$191,502,337	$310,148,072	$216,162,591	$39,931,241
Gross unrealized appreciation	$ 5,477,984	$ 4,694,041	$ 8,361,073	$ 4,257,214	$ 670,187
Gross unrealized depreciation	(11,872,287)	(8,933,852)	(21,458,128)	(13,184,140)	(2,933,684)
Net unrealized depreciation	$ (6,394,303)	$ (4,239,811)	$ (13,097,055)	$ (8,926,926)	$ (2,263,497)

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter.

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At March 31, 2011, the Ohio Fund had a balance outstanding pursuant to this line of credit of $200,000, at an interest rate of 1.38%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at March 31, 2011. The Fund’s average borrowing or allocated fees during the six months ended March 31, 2011 were not significant.

10 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2011 is as follows:

Futures Contracts
							Net
							Unrealized
	Expiration				Aggregate		Appreciation
Fund	Date	Contracts		Position	Cost	Value	(Depreciation)

California	6/11	80 U.S. 10-Year Treasury Note		Short	$ (9,510,970)	$ (9,522,500)	$ (11,530)
	6/11	90 U.S. 30-Year Treasury Bond		Short	$(10,798,279)	$(10,816,875)	$ (18,596)

Massachusetts	6/11	100 U.S. 10-Year Treasury Note		Short	$(11,883,244)	$(11,903,125)	$ (19,881)
	6/11	75 U.S. 30-Year Treasury Bond		Short	$ (8,954,620)	$ (9,014,062)	$ (59,442)

New York	6/11	275 U.S. 10-Year Treasury Note		Short	$(32,678,922)	$(32,733,593)	$ (54,671)
	6/11	164 U.S. 30-Year Treasury Bond		Short	$(19,580,770)	$(19,710,750)	$(129,980)

Ohio	6/11	65 U.S. 10-Year Treasury Note		Short	$ (7,754,840)	$ (7,737,031)	$ 17,809
	6/11	185 U.S. 30-Year Treasury Bond		Short	$(22,223,462)	$(22,234,688)	$ (11,226)

Rhode Island	6/11	16 U.S. 10-Year Treasury Note		Short	$ (1,902,194)	$ (1,904,500)	$ (2,306)
	6/11	16 U.S. 30-Year Treasury Bond		Short	$ (1,919,694)	$ (1,923,000)	$ (3,306)

Interest Rate Swaps

California Fund
			Annual	Floating		Effective Date/
		Notional	Fixed Rate	Rate		Termination	Net Unrealized
Counterparty		Amount	Paid By Fund	Paid To Fund		Date	Depreciation

				3-month		May 18, 2011/
Bank of America		$5,212,500	4.524%	USD-LIBOR-BBA		May 20, 2041	$(187,108)

							$(187,108)

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

Massachusetts Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

			3-month	June 14, 2011/
JPMorgan Chase & Co.	$6,237,500	4.425%	USD-LIBOR-BBA	June 14, 2041	$ (99,139)

$ (99,139)

New York Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

			3-month	June 14, 2011/
JPMorgan Chase & Co.	$8,900,000	4.425%	USD-LIBOR-BBA	June 14, 2041	$(141,457)

$(141,457)

Ohio Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

			3-month	May 18, 2011/
Bank of America	$4,300,000	4.524%	USD-LIBOR-BBA	May 20, 2041	$(154,353)

$(154,353)

Rhode Island Fund
		Annual	Floating	Effective Date/
	Notional	Fixed Rate	Rate	Termination	Net Unrealized
Counterparty	Amount	Paid By Fund	Paid To Fund	Date	Depreciation

			3-month	June 14, 2011/
JPMorgan Chase & Co.	$1,262,500	4.425%	USD-LIBOR-BBA	June 14, 2041	$ (20,066)

$ (20,066)

The effective date represents the date on which a Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At March 31, 2011, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Funds hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk, the Funds enter into interest rate swap contracts. The Funds also purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The Funds enter into interest rate swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in a Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. At March 31, 2011, the fair value of interest rate swaps with credit-related contingent features in a net liability position was equal to the fair value of the liability derivative related to interest rate swaps included in the table below for each respective Fund. The value of securities pledged as collateral, if any, for open interest rate swap contracts at March 31, 2011 is disclosed in a note to each Fund’s Portfolio of Investments.

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

The non-exchange traded derivatives in which a Fund invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At March 31, 2011, the maximum amount of loss the Funds would incur due to counterparty risk was equal to the fair value of the asset derivative related to interest rate swaps included in the table below for each respective Fund. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of a Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would reduce the amount of any loss incurred.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at March 31, 2011 were as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Asset Derivative:
Futures Contracts(1)	$ —	$ —	$ —	$ 17,809	$ —
Interest Rate Swaps	—	—	—	—	—

Total	$ —	$ —	$ —	$ 17,809	$ —

Liability Derivative:
Futures Contracts(1)	$ (30,126)	$ (79,323)	$(184,651)	$ (11,226)	$ (5,612)
Interest Rate Swaps(2)	(187,108)	(99,139)	(141,457)	(154,353)	(20,066)

Total	$(217,234)	$(178,462)	$(326,108)	$(165,579)	$(25,678)

(1)	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.
(2)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended March 31, 2011 was as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Realized Gain (Loss) on Derivatives Recognized in
Income(1)	$1,326,375	$2,159,049	$5,301,627	$1,666,392	$142,402
Change in Unrealized Appreciation (Depreciation)
on Derivatives Recognized in Income(2)	$ (242,485)	$ 27,961	$ (349,758)	$ 119,531	$ 11,364

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Swap contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Swap contracts.

The average notional amounts of futures contracts and interest rate swaps outstanding during the six months ended March 31, 2011, which are indicative of the volume of these derivative types, were approximately as follows:

		Massachusetts			Rhode Island
	California Fund	Fund	New York Fund	Ohio Fund	Fund

Average Notional Amount:
Futures Contracts	$9,571,000	$17,500,000	$37,557,000	$19,257,000	$1,600,000
Interest Rate Swaps	$5,212,500	$ 6,237,500	$ 8,900,000	$ 4,300,000	$1,262,500

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2011, the hierarchy of inputs used in valuing the Funds’ investments, which are carried at value, were as follows:

California Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$ —	$187,211,296	$ —	$187,211,296
Total Investments	$ —	$187,211,296	$ —	$187,211,296
Liability Description
Futures Contracts	$ (30,126)	$ —	$ —	$ (30,126)
Interest Rate Swaps	—	(187,108)	—	(187,108)
Total	$ (30,126)	$ (187,108)	$ —	$ (217,234)
Massachusetts Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$ —	$205,912,526	$ —	$205,912,526
Total Investments	$ —	$205,912,526	$ —	$205,912,526
Liability Description
Futures Contracts	$ (79,323)	$ —	$ —	$ (79,323)
Interest Rate Swaps	—	(99,139)	—	(99,139)
Total	$ (79,323)	$ (99,139)	$ —	$ (178,462)
New York Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$ —	$338,236,017	$ —	$338,236,017
Total Investments	$ —	$338,236,017	$ —	$338,236,017
Liability Description
Futures Contracts	$(184,651)	$ —	$ —	$ (184,651)
Interest Rate Swaps	—	(141,457)	—	(141,457)
Total	$(184,651)	$ (141,457)	$ —	$ (326,108)

Eaton Vance Municipal Income Funds March 31, 2011

Notes to Financial Statements (Unaudited) — continued

Ohio Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$ —	$214,705,665	$ —	$214,705,665
Total Investments	$ —	$214,705,665	$ —	$214,705,665
Futures Contracts	$ 17,809	$ —	$ —	$ 17,809
Total	$ 17,809	$214,705,665	$ —	$214,723,474
Liability Description
Futures Contracts	$ (11,226)	$ —	$ —	$ (11,226)
Interest Rate Swaps	—	(154,353)	—	(154,353)
Total	$ (11,226)	$ (154,353)	$ —	$ (165,579)
Rhode Island Fund
Asset Description	Level 1	Level 2	Level 3	Total
Tax-Exempt Investments	$ —	$ 39,362,744	$ —	$ 39,362,744
Total Investments	$ —	$ 39,362,744	$ —	$ 39,362,744
Liability Description
Futures Contracts	$ (5,612)	$ —	$ —	$ (5,612)
Interest Rate Swaps	—	(20,066)	—	(20,066)
Total	$ (5,612)	$ (20,066)	$ —	$ (25,678)

The Funds held no investments or other financial instruments as of September 30, 2010 whose fair value was determined using Level 3 inputs. At March 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

12 Proposed Plan of Reorganization

In March 2011, the Trustees of Rhode Island Fund approved an Agreement and Plan of Reorganization whereby the Eaton Vance National Municipal Income Fund (National Municipal Income Fund) would acquire substantially all the assets and assume substantially all the liabilities of Rhode Island Fund in exchange for shares of National Municipal Income Fund. The proposed reorganization is subject to approval by the shareholders of Rhode Island Fund. After the close of business on April 14, 2011, Rhode Island Fund was closed to new investors.

Eaton Vance Municipal Income Funds March 31, 2011

Officers and Trustees

Officers of Eaton Vance Municipal Income Funds

Thomas M. Metzold	Maureen A. Gemma
President	Vice President, Secretary and Chief
Payson F. Swaffield	Legal Officer
Vice President	Paul M. O’Neil
Barbara E. Campbell	Chief Compliance Officer
Treasurer

Trustees of Eaton Vance Municipal Income Funds

Ralph F. Verni	William H. Park
Chairman
Ronald A. Pearlman
Benjamin C. Esty
Helen Frame Peters
Thomas E. Faust Jr.*
Lynn A. Stout
Allen R. Freedman

*	Interested Trustees

Eaton Vance Municipal Income Funds March 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.
  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser	Custodian
Boston Management and Research	State Street Bank and Trust Company
Two International Place	200 Clarendon Street
Boston, MA 02110	Boston, MA 02116

Administrator	Transfer Agent
Eaton Vance Management	BNY Mellon Investment Servicing (US) Inc.
Two International Place	Attn: Eaton Vance Funds
Boston, MA 02110	P.O. Box 9653
Providence, RI 02940-9653
1-800-262-1122
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place	Fund Offices
Boston, MA 02110	Two International Place
(617) 482-8260	Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry
Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www. FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

438-5/11	MUNISRC